As filed with the Securities and Exchange Commission on June 1, 2001

                                                             File No. __________

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         Pre-Effective Amendment No.               [ ]
                        Post-Effective Amendment No.               [ ]


                             The Victory Portfolios

           (Exact name of Registrant as Specified in Trust Instrument)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                     (Address of Principal Executive Office)

                                 (800) 362-5365
                        (Area Code and Telephone Number)

                                    Copy to:

 George Stevens                            Jay G. Baris
 BISYS Fund Services Ohio, Inc.            Kramer Levin Naftalis &
 3435 Stelzer Road                         Frankel LLP
 Columbus, Ohio 43219                      919 Third Avenue
 (Name and Address of Agent for            New York, New York 10022
 Service)


Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered:  Shares of Beneficial Interest.

No Filing Fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

Registrant proposes that the filing become effective on July 1, 2001, pursuant to Rule 488 under the Securities Act of 1933, as amended.

                 PRELIMINARY PROXY MATERIALS FOR THE INFORMATION
                    OF THE SECURITIES AND EXCHANGE COMMISSION

                             THE VICTORY PORTFOLIOS
                          Investment Quality Bond Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

      The Victory Portfolios (the "Trust") will host a special meeting of shareholders of the Investment Quality Bond Fund (the "Fund") on September 13, 2001, at 10:30 a.m. Eastern Time (the "Meeting"). The Meeting will be held at the Fund's offices, located at 3435 Stelzer Road, Columbus, Ohio 43219. At the Meeting, we will ask shareholders of the Fund to vote on:

      1. A proposal to reorganize the Investment Quality Bond Fund into the Intermediate Income Fund.

      2.    Any other business properly brought before the Meeting.

July    , 2001


By Order of the Board of Trustees
Darin Dugenske, Secretary
3435 Stelzer Road
Columbus, Ohio  43219

Important Information to Help You Understand the Proposal on Which You Are Being Asked to Vote.

                  Please read the full text of this proxy statement. Below is a brief overview of the matter to be voted upon. Your vote is important. If you have questions regarding the proposals please call your Investment Consultant or The Victory Portfolios at (800)-539-3863. We appreciate the confidence you have placed in the Funds and look forward to helping you achieve your financial goals through investment in the Victory Portfolios.


What proposal am I being asked to vote on?

                  You are being asked to vote on a proposal to :

                        Reorganize the Investment Quality Bond Fund into the Intermediate Income Fund.


            The following table shows the respective classes that the Fund will reorganize into if the reorganization is approved:

            Old Fund                           New Fund
            ---------                           --------

           Investment Quality Bond Fund -       Intermediate Income Fund -
           Class A Shares                       Class A Shares

           Investment Quality Bond Fund -       Intermediate ncome Fund -
           Class G Shares                       Class G Shares


Has my Fund's Board of Trustees approved the Reorganization?

                  Yes. On May 23, 2001, the Board of The Victory Portfolios unanimously approved the reorganization of Investment Quality Bond Fund into the Intermediate Income Fund, and recommended that you vote to approve the reorganization. The Board of the Victory Portfolios also approved the Agreement and Plan of Reorganization and Termination for the Fund on May 23, 2001.


Why is the Reorganization being recommended?

                  The merger would support administrative, portfolio management and services efficiencies, including:

                  o The elimination of redundant overhead expenses and confusing product sets where similar investment objectives exist.

                  o Going forward, the Fund may benefit from expense reductions due to economies that result from the merger.

Who will manage my Fund once the merger is completed?

                  The current portfolio manager of the Intermediate Income Fund, Mr. Eric Rasmussen, will continue to manage the Intermediate Income Fund after the reorganization. After the reorganization, the Fund will be managed in substantially the same manner as the Intermediate Income Fund has been managed.


Will the fees and expenses of my Fund increase?

                  No. Investment Quality Bond Fund shareholders will exchange their shares for shares of Intermediate Income Fund with expenses that are expected to be no higher than current Investment Quality Bond Fund expenses of the respective class.

Will I, or my Fund have to pay federal income taxes as a result of the Reorganization?

                  No. Neither you nor the Fund will have any federal tax consequences solely as a result of the share exchange. Your current cost basis will remain the same.


Will any sales load, sales commission or other fee be imposed on my shares in connection with the Reorganization?

                  No.


What happens if I do not wish to participate in the reorganization of the Investment Quality Bond Fund in which I own shares, or what if I do not wish to own shares of the Intermediate Income Fund?

                  If you do not wish to participate in the reorganization, you must redeem your shares of the Investment Quality Bond Fund before 4:00 p.m. on October 5, 2001, based on the current anticipated date of the reorganization, if approved by shareholders. Please note that redeeming your shares may result in you incurring a tax liability.


When will the Shareholder Meeting be held?

                  The Shareholder Meeting will be held on September 13, 2001. The approval of more than 50% of the shares of the shareholders voting in person or by proxy at the Shareholder Meeting of the outstanding shares of each class of the Fund is required to approve the Reorganization.


I have received other proxy materials from The Victory Portfolios. Is this a duplicate? Do I have to vote again?

                  This is NOT a duplicate proxy. You must vote separately for each account you have with The Victory Portfolios.


How do I vote my shares?

                  You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage paid envelope. You may also vote your shares by phone at 1-888-737-6266 or by fax at 1-800-733-1885. If you need assistance, or have any questions regarding the proposal or how to vote your shares, please call your Investment Consultant or the Victory Portfolios at 1-800-539-3863.


                  If you hold shares beneficially through a bank or broker, please see the enclosed proxy card for your voting options.

                 PRELIMINARY PROXY MATERIALS FOR THE INFORMATION
                    OF THE SECURITIES AND EXCHANGE COMMISSION

 ------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT!


        YOU CAN VOTE EASILY AND QUICKLY BY MAIL OR BY PHONE (Toll-Free).
        JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED
                                   PROXY CARD.
 ------------------------------------------------------------------------------

                             THE VICTORY PORTFOLIOS
                          Investment Quality Bond Fund

                         SPECIAL MEETING OF SHAREHOLDERS
                               September 13, 2001

         _______________________________________________________________

                             THE VICTORY PORTFOLIOS
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                              DATED JULY ___, 2001

                                  INTRODUCTION
                                  ------------

      This Combined Proxy Statement and Prospectus is being provided for a special meeting of shareholders of the Investment Quality Bond Fund ("your Fund") to be held on September 13, 2001 (the "Meeting"). We have divided the Combined Proxy Statement and Prospectus into six parts:

            Part 1 -- An Overview

            Part 2 -- Proposal to Approve the Reorganization of the Investment
                      Quality Bond Fund

            Part 3 -- More on Proxy Voting and Shareholder Meetings

            Part 4 -- Fund Information

            Part 5 -- Prospectus of Intermediate Income Fund

            Part 6 -- Form of Agreement and Plan of Reorganization and
                      Termination

      Please read the entire proxy statement before voting. If you have any questions, please call us at 1-800-539-FUND (800-539-3863).

      This Combined Proxy Statement and Prospectus was first mailed to shareholders the week of July 16, 2001.

        This Combined Proxy Statement and Prospectus contains information about The Victory Portfolios that you should know. Please
       keep it for future reference. A Statement of Additional Information dated July __, 2001 is incorporated by reference.

       Neither the Securities and Exchange Commission (the "SEC") nor any
             state securities commission has approved or disapproved
       these securities, or determined that this Combined Proxy Statement and Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

      o     Shares of The Victory Portfolios are not insured by the FDIC.

      o Shares of The Victory Portfolios are not deposits of or guaranteed by KeyBank or any of its affiliates, or any other bank.

      o You can lose money by investing in the Funds of The Victory Portfolios, because they are subject to investment risks.

      The Victory Portfolios is required by federal law to file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains information about The Victory Portfolios. Any such reports, proxy material and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's New York Regional Office, Seven World Trade Center, New York, NY 10048 and Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

                              Table of Contents

                                                                          Page


PART 1 - AN OVERVIEW.......................................................1

PART 2 - Proposal to Approve the Reorganization of the INVESTMENT
         QUALITY BOND FUND.................................................1

         Introduction......................................................1

         How the Reorganization Works......................................1

         How the Fees of the Investment Quality Bond Fund Compare
         to the Fees of the Intermediate Income
         Fund..............................................................2

         Information about the Reorganization..............................3

         Why We Want to Reorganize the Investment Quality Bond
         Fund..............................................................4

         Considerations by the Board of Trustees...........................5

         How your Fund compares to the Intermediate Income
         Fund.....   ......................................................5

            Comparison of Investment Objectives............................5

            Comparison of Investment Policies and Strategies...............6

            Comparison of Principal Investment Risks.......................6

            Comparison of Potential Risks and
            Rewards/Performance............................................7

            Comparison of Operations.......................................8

            Comparison of Shareholder Rights...............................12

            Capitalization of the Funds....................................12

         Required Vote.....................................................12

         Board Recommendation..............................................13

PART 3 - MORE ON PROXY VOTING AND SHAREHOLDER MEETINGS.....................13

PART 4 - FUND INFORMATION..................................................15

PART 5 - PROSPECTUS OF INTERMEDIATE INCOME FUND............................15

PART 6 - FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND
         TERMINATION.......................................................16

      PART 1 - AN OVERVIEW

      The Board of Trustees of The Victory Portfolios (the "Trust") has sent you this Combined Proxy Statement and Prospectus to ask for your vote on a proposal to reorganize your Fund into the Intermediate Income Fund. Your Fund has scheduled a shareholder meeting for September 13, 2001 to consider the proposal.

      PART 2 - Proposal to Approve the Reorganization of the INVESTMENT QUALITY BOND FUND

      Introduction

      The Board of Trustees of the Trust, on behalf of your Fund and the Intermediate Income Fund, both of which are series of the Trust, has approved an Agreement and Plan of Reorganization and Termination under which your Fund would be reorganized into the Intermediate Income Fund. In this Combined Proxy Statement and Prospectus, we refer to the Agreement and Plan of Reorganization and Termination as the "Plan of Reorganization," and to the transactions described in the Plan of Reorganization as the "reorganization."

      The primary purpose of the proposal is to improve operating efficiencies.

      You will not have to pay federal income taxes solely as a result of the reorganization of your Fund.

      To adopt the Plan of Reorganization, we need shareholder approval.

      The next few pages of this Combined Proxy Statement and Prospectus discuss some of the details of the proposed reorganization and how it will affect your Fund and you.

      How the Reorganization Works

      If you approve the proposals discussed in this Combined Proxy Statement and Prospectus, your Fund would reorganize into the Intermediate Income
Fund.  The reorganization would work as follows:

      o If you approve the Plan of Reorganization, your Fund would transfer substantially all its assets and liabilities to the Intermediate Income Fund, in exchange for shares of the Intermediate Income Fund.

      o Your Fund would distribute to you the Intermediate Income Fund shares it receives. If you hold Class A Shares, you would receive Class A Shares of Intermediate Income Fund. If you hold Class G Shares, you would receive Class G Shares of Intermediate Income Fund. The dollar value of Intermediate Income Fund shares would be the same as the dollar value of your Fund shares.

      o You would become a shareholder of Class A Shares or Class G Shares of Intermediate Income Fund, depending on which class or classes you held in your Fund. Your Fund would then cease operations.

      o You will not have to pay any federal income tax solely as a result of the reorganization.

      Your Fund and Intermediate Income Fund have substantially identical investment objectives and investment policies. After the reorganization, we anticipate that the same portfolio manager who currently manages your Fund will manage the Intermediate Income Fund. Victory Capital Management Inc. ("The Adviser") currently is the investment adviser of each Fund.

      How the Fees of the Investment Quality Bond Fund Compare to the Fees of the Intermediate Income Fund

      Both your Fund and the Intermediate Income Fund, like all mutual funds, incur certain expenses in their operations. These expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison and distribution services, and other activities. The following table compares the expenses incurred by the Class A Shares and Class G Shares of your Fund during the fiscal year ended October 31, 2000, with the expenses incurred by the Class A Shares and Class G Shares of the Intermediate Income Fund for the same period. The table also shows the expected expenses of the Intermediate Income Fund after the reorganization (pro forma). The Funds' annual expenses may be more or less than the amounts shown below.


                              Investment       Intermediate        Pro Forma
                           Quality Bond Fund    Income Fund
Shareholder Transaction
Expenses (paid directly    Class A  Class G  Class A  Class G  Class A  Class G
from your investment)(1)   Shares   Shares   Shares   Shares   Shares   Shares
                           -------  -------  -------  -------  ------- --------
Maximum Sales Charge       2.00%    None     2.00%    None     2.00%    None
  Imposed on Purchases
  (as a percentage of
  offering price)
Sales Charge Imposed on    None(2)  None     None(2)  None     None(2)  None
Reinvested Dividends
Deferred Sales Charge      None     None     None     None     None     None
Redemption Fees            None     None     None     None     None     None
Exchange Fees              None     None     None     None     None     None
Annual Fund Operating
Expenses (as a percentage
of average daily net
assets)
Management Fees            0.75%    0.75%    0.75%    0.75%    0.75%   0.75%
Distribution (Rule 12b-1)  0.00%    0.25%    0.00%    0.25%    0.00%   0.25%
Fees
Other Expenses (includes   0.61%    5.24%    0.52%    4.06%    0.52%   3.45%
a shareholder servicing
fee of 0.25% applicable
to Class A shares)
Total Fund Operating       1.36%3   6.24%    1.27%(3) 5.06%    1.27%(3)4.45%
Expenses
Fee Waiver/Expense                 (4.34)%           (3.16)%          (2.55)%
Reimbursement
Net Expense                         1.90%(4)          1.90%(4)         1.90%(4)

(1) You may be charged additional service fees if you buy, exchange, or sell shares through a broker or agent.
(2) A deferred sales charge of up to 1% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge.
(3) The Adviser intends to voluntarily waive its fee and/or reimburse expenses so that the net operating expenses of the Class A Shares of Investment Quality Bond Fund and Intermediate Income Fund, for any period during which the waivers or reimbursements are in effect, do not exceed 1.10% and 1.05%, respectively. These waivers/reimbursements may be terminated at any time.
(4) The Adviser has contractually agreed to waive it management fees and reimburse expenses, as allowed by law, so that the net operating expenses of the Class G Shares do not exceed 1.90% until at least February 28, 2011. The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class G Shares of Investment Quality Bond Fund and Intermediate Income Fund, for any period for which the waivers or reimbursements are in effect, do not exceed 1.49% and 1.39%, respectively. This waiver/reimbursement may be terminated at any time.

      Example. This Example is intended to help you compare the cost of investing in the Investment Quality Bond Fund with the cost of investing in the Intermediate Income Fund and other mutual funds.

      The Example assumes that you invest $10,000 in either of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

---------------------------------------------------------------------------------
                                               1 Year  3 Years  5 Years 10 Years
---------------------------------------------------------------------------------
Investment Quality Bond Fund - Class A Shares   $336     $622    $930    $1,802
---------------------------------------------------------------------------------
Investment Quality Bond Fund - Class G Shares   $193     $597   $1,026   $2,222
---------------------------------------------------------------------------------
Intermediate Income Fund - Class A Shares       $327     $595    $883    $1,703
---------------------------------------------------------------------------------
Intermediate Income Fund - Class G Shares       $193     $597   $1,026   $2,222
---------------------------------------------------------------------------------
Pro Forma - Class A Shares                      $327     $595    $883    $1,703
---------------------------------------------------------------------------------
Pro Forma - Class G Shares                      $193     $597   $1,026   $2,222
---------------------------------------------------------------------------------

      Information about the Reorganization

      This section describes some information you should know about the reorganization.

      Description of transaction. The Plan of Reorganization provides that your Fund will transfer substantially all of its assets to the Intermediate Income Fund in exchange for Class A Shares and Class G Shares of the Intermediate Income Fund in the same proportion as the Class A Shares and Class G Shares of your Fund. The Intermediate Income Fund also will assume substantially all of your Fund's liabilities. After this transaction, your Fund will give you either

Class A Shares or Class G Shares of Intermediate Income Fund (the "Closing"). The value of the shares you receive will be equal to the value of the Fund shares you owned at the end of business on the day the Closing. You will not pay a sales charge or any other fee as part of this transaction. The Funds will bear certain expenses that are normal with this type of reorganization.

      Please see the Plan of Reorganization for a more detailed description of the reorganization. You can find the Plan of Reorganization in Part 6 of this Combined Proxy Statement and Prospectus.

      Tax status of reorganization. Your Fund expects to obtain an opinion of counsel saying, in effect, that you will not have to pay any federal income taxes solely as a result of the reorganization. Your Fund or the Intermediate Income Fund, however, may pay a dividend or distribute a taxable gain prior to the reorganization. You may be liable for taxes on those distributions.

      Conditions of the reorganization. Before the reorganization can occur, both your Fund and the Intermediate Income Fund must satisfy certain conditions. For example:

      o Each Fund must receive an opinion of counsel stating, in effect, that you will not pay any federal income taxes solely as a result of the reorganization;

      o Each Fund must receive an opinion of counsel certifying to certain matters concerning the legal existence of each Fund;

      o A majority of the shareholders voting at the Meeting in person or by proxy must approve the reorganization; and

      o The Trust, on behalf of your Fund and the Intermediate Income Fund must receive an order from the SEC, if required.

      SEC order. As of June 15 2001, affiliates of the Adviser held shares of both your Fund and the Intermediate Income Fund as record holders for the benefit of their customers. To the extent that the Adviser's affiliates owned more than 5% of the "outstanding voting securities" of either your Fund or the Intermediate Income Fund, the Adviser may be deemed to be an "affiliated person" of that Fund for reasons other than it being the Fund's investment adviser. Because of this affiliation, an order from the SEC may be required to carry out the reorganization. The Adviser and the Trust have applied for an order that would grant certain exemptions to allow the reorganization to occur.

      Why We Want to Reorganize the Investment Quality Bond Fund

      The Adviser believes that the reorganization will benefit both of the Funds. Among other things, the Adviser believes the reorganization will:

      o Result in economies of scale. That is, the increased assets of two combined Funds could possibly reduce expenses over time by spreading fixed costs over a larger asset base.

      o Going forward, eliminate duplicative efforts that separate entities may require, such as accounting services, resulting in more efficient operations of the Intermediate Income Fund;

      Considerations by the Board of Trustees

      On May 23, 2001, the Board of Trustees of the Trust, on behalf of both your Fund and the Intermediate Income Fund, unanimously approved the proposed Plan of Reorganization. The Trustees concluded that the reorganization

      o was in the best interests of the shareholders of both your Fund and the Intermediate Income Fund, and

      o would not result in any dilution of the value of your investment or the investment of the shareholders of the Intermediate Income Fund.

      In approving the Plan of Reorganization, the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) (the "Independent Trustees"), considered that, among other things:

      o the investment objectives and policies of your Fund are similar to those of the Intermediate Income Fund;

      o you will not pay a sales charge to become a shareholder of the Intermediate Income Fund;

      o merging your Fund with the Intermediate Income Fund would result in the combined fund having a larger asset base, which may result in economies of scale, and offer improved services to shareholders; and

      o the reorganization by itself will not cause the shareholders of either Fund any federal income tax liability.

            How your Fund compares to the Intermediate Income Fund

      For complete information about the Intermediate Income Fund, please refer to the prospectus included with this Combined Proxy Statement and Prospectus.

      For complete information about your Fund, please refer to your Fund's prospectus. You also can call us at (800) 539-FUND (800-539-3863) for a free copy of your Fund's prospectus. The information contained in your Fund's prospectus is incorporated by reference into this Combined Proxy Statement and Prospectus.

            Comparison of Investment Objectives. The following table compares the investment objectives of your Fund and Intermediate Income Fund.

--------------------------------------------------------------------------------
Investment Quality Bond Fund             Intermediate Income Fund
--------------------------------------------------------------------------------
To provide a high level of income.       Same
--------------------------------------------------------------------------------

      Comparison of Investment Policies and Strategies. The following table compares the principal investment policies and strategies of your Fund and Intermediate Income Fund.

--------------------------------------------------------------------------------
Investment Quality Bond Fund             Intermediate Income Fund
--------------------------------------------------------------------------------
The Fund pursues its investment          The Fund pursues its investment
objective by investing primarily in      objective by investing in debt
investment-grade bonds issued by         securities.  Some of these debt
corporations and the U.S. government     securities are issued by corporations,
and its agencies or instrumentalities.   the U.S. Government and its agencies
                                         and instrumentalities.
Under normal market conditions, the
Fund will invest at least 80% of its     Under normal conditions, the Fund will
total assets in:                         invest at least 65% of its total
                                         assets in the same types of securities
o  Investment grade corporate            as Investment Quality Bond Fund.
   securities, asset-backed securities,
   convertible securities and
   exchangeable debt securities;
o  Mortgage-related securities issued
   by governmental agencies and
   non-governmental entities;
o  Obligations issued or guaranteed by
   the U.S. government or its agencies
   or instrumentalities; and
   Commercial paper.
--------------------------------------------------------------------------------

            Comparison of Principal Investment Risks. The following table compares the principal investment risks of investing in your Fund and Intermediate Income Fund.

--------------------------------------------------------------------------------
Investment Quality Bond Fund             Intermediate Income Fund
--------------------------------------------------------------------------------
You may lose money if any of the         Same as Investment Quality Bond Fund.
following occurs:
o  The market value of securities
   acquired by the Fund declines.
o  The portfolio manager does not
   execute the Fund's principal
   investment strategies effectively.
o  Interest rates rise.
o  An issuer's credit quality is
   downgraded or an issuer defaults on
   its securities.
o  The Fund must reinvest interest or
   sale proceeds at lower rates.
o  The rate of inflation increases.
o  The average life of a
   mortgage-related security is
   shortened or lengthened.
o  A U.S. government agency or
   instrumentality defaults on its
   obligation and the U.S. government
   does not provide support.
--------------------------------------------------------------------------------

      Comparison of Potential Risks and Rewards/Performance. Both Funds have their own risks and potential rewards. The charts and tables below compare the potential risks and rewards of investing in each Fund.

      The bar charts shown below provide an indication of the risks of investing in each Fund by showing changes in each Fund's performance for various time periods ending December 31. The bar charts show returns for the Class A Shares of the Funds. Sale loads are not reflected in the bar charts (or in the highest and lowest returns below), and if they were reflected, returns would be lower than those shown.

      Keep in mind that past performance does not indicate future results.


                         Investment Quality Bond Fund

      ------------------------------------------------------------
       20.00%         16.66%
      ------------------------------------------------------------
       15.00%
      ------------------------------------------------------------
       10.00%                        8.45%  7.51%          9.79%
      ------------------------------------------------------------
       5.00%                  2.46%
      ------------------------------------------------------------
       0.00%   -2.62%                              -2.45%
      ------------------------------------------------------------
       -5.00%
      ------------------------------------------------------------
                1994   1995   1996    1997   1998   1999    2000
      ------------------------------------------------------------
      The total return for the Class A Shares of the Investment Quality Bond Fund from January 1, 2001 to June 30, 2001 was ____%.


      During the period shown in the bar chart, the highest return for a quarter was 5.85% (quarter ending June 30, 1995) and the lowest return for a quarter was -2.51% (quarter ending March 31, 1994).

                           Intermediate Income Fund

      ------------------------------------------------------------
       20.00%
      ------------------------------------------------------------
       15.00%         14.03%
      ------------------------------------------------------------
       10.00%                        7.05%  7.51%          9.79%
      ------------------------------------------------------------
       5.00%                  3.06%
      ------------------------------------------------------------
       0.00%   -2.39%                              -0.74%
      ------------------------------------------------------------
       -5.00%
      ------------------------------------------------------------
                1994   1995   1996    1997   1998   1999    2000
      ------------------------------------------------------------
      The total return for the Class A Shares of the Intermediate Income Fund from January 1, 2001 to June 30, 2001 was ____%.

      During the period shown in the bar chart, the highest return for a quarter was 4.72% (quarter ending June 30, 1995) and the lowest return for a quarter was -1.81% (quarter ending March 31, 1994).

      The tables below show how each Fund's average annual returns for one year, five years and since inception, including maximum sales loads, compare to the returns of a broad-based securities market index. The figures shown assume reinvestment of dividends and distributions.

----------------------------------------------------------------------------------
Average Annual Total Returns                   Past     Past 5    Since inception
(for the periods ended December 31, 2000)      One Year   Years
----------------------------------------------------------------------------------
Investment Quality Bond Fund - Class A Shares   7.58%    4.63%       5.09%(1)
----------------------------------------------------------------------------------
Lehman Aggregate Bond Index(3)                 11.63%    6.46%       7.18%(1)
----------------------------------------------------------------------------------
Investment Quality Bond Fund - Class G Shares  10.03%     N/A        9.74%(2)
----------------------------------------------------------------------------------
Lehman Aggregate Bond Index                    11.63%     N/A       11.63%(2)
----------------------------------------------------------------------------------


----------------------------------------------------------------------------------
Average Annual Total Returns Past Past 5 Since inception (for the periods ended
December 31, 2000) One Year Years
----------------------------------------------------------------------------------
Intermediate Income Fund - Class A Shares       7.76%    4.88%       4.99%(1)
----------------------------------------------------------------------------------
Lehman Intermediate Gov't/Corp Bond Index(4)  10.12%     6.11%       6.13%(1)
----------------------------------------------------------------------------------
Intermediate Income Fund - Class G Shares      9.30%      N/A        8.99%(2)
----------------------------------------------------------------------------------
Lehman Intermediate Gov't/Corp Bond Index     10.12%      N/A        8.96%(2)
----------------------------------------------------------------------------------

(1)Performance is from December 10, 1993, inception date of Class A Shares.
(2)Performance is from December 21, 1999, inception date of Class G Shares.
(3)The Lehman Brothers Aggregate Bond Index is a broad-based unmanaged index that represents the general performance of longer-term (greater than one year), investment-grade fixed income securities. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.
(4) The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index comprised of investment-grade corporate debt securities and U.S. Treasury and U.S. government agency debt securities that mature in one to ten years. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.


            Comparison of Operations.

                  Investment Advisory Agreement

      The Adviser serves as investment adviser to both your Fund and the Intermediate Income Fund and oversees their operations according to investment policies and procedures adopted by the Board of Trustees. The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser, a subsidiary of KeyBank National Association, a wholly owned subsidiary of KeyCorp,. As of February 28, 2001, the Adviser managed approximately $75 billion. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

                  Distribution Plans

      The Trust has adopted a Rule 12b-1 Distribution and Service Plan for the Class G shares of each Fund. Under the Distribution and Service Plan, each Fund pays the distributor a monthly fee at an annual rate of 0.25% of each Fund's average daily net assets attributable to that class. Because
Rule 12b-1 fees are paid out of a Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      The Trust has adopted a Rule 12b-1 Distribution and Service Plan for the Class A Shares of each Fund. These classes do not make any payments under this plan.

                  Shareholder Servicing Plan

      The Trust has adopted a Shareholder Servicing Plan for the Class A Shares of each Fund. For the services provided by shareholder servicing agents for their customers who are shareholders of the Funds, the Class A Shares of each Fund pay a fee at an annual rate of up to 0.25% of the average daily net assets of the class. Over time these fees will increase the cost of your investment.

      The Adviser and the Distributor (and their affiliates) may pay, from their own resources, unaffiliated financial institutions that provide administrative and recordkeeping services or provide distribution services to the Funds.

                  Administrator, Distributor, Transfer Agent, Dividend Disbursing Agent and Custodian

      Administrator. BISYS Fund Services Ohio, Inc. ("BISYS") acts as administrator, distributor, transfer agent and dividend disbursing agent for both Funds. For the services rendered to the Funds and related expenses borne by BISYS, each Fund pays BISYS a fee, computed daily and paid monthly, at the following rates based on each Fund's average daily net assets: 0.15% for portfolio assets of $300 million and less, 0.12% for the next $300 million through $600 million of portfolio assets, and 0.10% for portfolio assets greater than $600 million. BISYS may periodically waive all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution to shareholders.

      Sub-Administrator. The Adviser serves as sub-administrator to the Trust. As such, the Adviser assists BISYS in all respects of the operation of the Trust, except those performed by the Adviser under the Investment Advisory Agreement. For its services, BISYS pays the Adviser an annual rate up to 0.05% of each Fund's average daily net assets.

      Distributor. BISYS Fund Services Limited Partnership serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

      Transfer Agent and Dividend Disbursing Agent. BISYS serves as transfer agent and dividend disbursing and shareholder servicing agent for the Funds, pursuant to a Transfer Agency and Service Agreement. Under its agreement with the Trust, BISYS has agreed to (1) issue and redeem shares of the Trust;
(2) address and mail all communications by the Trust to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and
(5) make periodic reports to the Trustees concerning the Trust's operations.

      Fund Accounting. Pursuant to a fund accounting agreement between the Trust and BISYS, in which BISYS calculates each Fund's net asset value, the dividend and capital gain distribution, and the yield, provide security position reports, summary reports of transactions and pending maturities, cash position reports, and maintain the general ledger accounting records for the Funds, BISYS receives the following annual fees:

      0.03% of the first $100 million of each Fund's daily average net assets; 0.02% of the next $100 million of average daily assets;
      0.01% of the next $300 million of average daily assets; and 0.005% of net assets over $500 million.

These annual fees are subject to a minimum monthly assets charge of $2,500 per Fund. These charges do not include out-of-pocket expenses or multiple-class charges of $833 per month assessed for each class of shares after the first class.

      Custodian. Cash and securities owned by each Fund are held by KeyBank National Association.

                  Dividends and Other Distributions

      Both Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds declare and pay dividends separately for each class of shares, from their net investment income. Dividends are ordinarily declared and paid monthly.

      Distributions can be received in one of the following ways for either
Fund:

      o Reinvestment Option. You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

      o Cash Option. Your Fund will send you a check to you no later than seven days after the dividend payment date.

      o Income Earned Option. You can automatically reinvest your dividends in additional shares of a Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

      o Direct Dividends Option. You can automatically reinvest distributions in the same class of shares of another fund of The Victory Portfolios. If you reinvest your distributions in a fund which has a sales charge, you may pay a sales charge on the reinvested distributions.

      o Directed Bank Account Option. You can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

                  Choosing a Share Class

      Both Funds offer Class A Shares, which have a maximum front-end sales charge of 2.00%, and Class G Shares which do not have a front-end sales charge. Each class has its own cost structure.

                  How to Buy Shares

      Shares may be purchased in a number of ways. The minimum initial investment required to open an account is $500 ($100 for IRA accounts), with additional investments of at least $25. There is no minimum investment required to open an account or for additional investments from SIMPLE IRAs.

      If you buy shares directly from the Funds and your investment is received and accepted by 4:00 p.m. Eastern Time, your purchase will be processed the same day using that day's share price.

                  Exchange Rights

      Shares of either Fund may be exchanged for shares of any other Fund that are of the same class as the shares being exchanged. However, keep the following in mind when you exchange shares of the Funds:

      o Shares of the Fund selected for exchange must be available for sale in your state of residence.

      o The Fund whose shares you would like to exchange and the Fund whose shares you want to buy must both offer the exchange privilege.

      o If you acquire Class A Shares of a Fund as a result of an exchange you pay the percentage point difference, if any, between the Fund's sales charge and any sales charge that you previously paid in connection with the shares you are exchanging.

      o You must meet the minimum purchase requirements for the Fund you purchase by exchange.

      o The registration and tax identification numbers of the two accounts must be identical.

      o You must hold the shares you buy when you establish your account for at least ten business days before you can exchange them; after the account is open ten business days, you can exchange shares on any business day.

      o The Funds may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Funds may terminate or modify the exchange privilege at any time on 30 days' notice to shareholders.

      o Before exchanging, read the prospectus of the Fund you wish to purchase by exchange.

      o An exchange of Fund shares constitutes a sale for tax purposes, unless the exchange is made within an IRA or other tax-deferred account. However, you will not have to pay federal income taxes solely as a result of the Reorganization.

                  Redemption Procedures

      Shareholders of either Fund may redeem their shares by mail or by telephone. If a redemption is requested by telephone, the proceeds can be sent by mail, wire, or electronically transferred via the Automated Clearing House ("ACH").

      If you want to receive your proceeds by wire, and if your request is received in good order by 4:00 p.m. Eastern Time, your proceeds will be wired on the next business day.

      If you want to receive your proceeds through electronic transfer via ACH, your redemption will be processed on the same day if received before 4:00 p.m. Eastern Time.

                  Trustees

      The Board of Trustees of the Trust is responsible for the management of both Funds.

                  Comparison of Shareholder Rights.

      As series of the Trust, both Funds' shareholders have the same rights, including, but not limited to, par value, preemptive rights, preference and appraisal rights.

                  Capitalization of the Funds.

      The table below shows existing capitalization as of October 31, 2000, as well as pro forma capitalization as of the same date, which reflects the impact of any corporate actions, including accounting adjustments, required to facilitate the reorganization. For these reasons, the total pro forma combined Total Net Assets may differ from the combined net assets of the Funds prior to the reorganization.

---------------------------------------------------------------------------------
                                       Total Net Assets     Shares Outstanding
                                            (000)                 (000)
---------------------------------------------------------------------------------
Investment Quality Bond Fund Class A       $111,448                 11,964
---------------------------------------------------------------------------------
Investment Quality Bond Fund Class G           $410                     44
---------------------------------------------------------------------------------
Intermediate Income Fund Class A           $190,945                 20,530
---------------------------------------------------------------------------------
Intermediate Income Fund Class G               $541                     58
---------------------------------------------------------------------------------
Pro Forma Combined Class A                 $302,393                 32,514
---------------------------------------------------------------------------------
Pro Forma Combined Class G                     $951                    102
---------------------------------------------------------------------------------

      Required Vote

      Approval of the Proposal requires a majority of the shares of each class of your Fund voting at the Meeting in person or by proxy. Should the Plan of Reorganization not be approved by one or both of the classes of your Fund, the Board of Trustees would determine what, if any, further action should be taken, including continuing to operate your Fund or liquidating it.

            Board Recommendation

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE "FOR" THE PROPOSAL

      PART 3 - MORE ON PROXY VOTING AND SHAREHOLDER MEETINGS

      General information about proxy voting.   The Board of Trustees of the
Trust is soliciting your proxy to vote on the matters described in this Combined Proxy Statement and Prospectus. We expect to solicit proxies primarily by mail, but representatives of the Adviser, BISYS or others may communicate with you by mail or by telephone or other electronic means to discuss your vote. We have also retained Shareholders Communication Corporation to assist us in this solicitation. Representatives of Shareholders Communication Corporation may contact you if we do not receive your ballot. We estimate that the cost of the outside proxy solicitor to be approximately $_________ and the cost of the solicitation to be $_________. The Adviser will pay one-half the costs of solicitation, and your Fund and Intermediate Income Fund will pay, pro rata, the other one-half of the costs of solicitation, based on the numbers of shareholders of each Fund. We will ask broker-dealers and other institutions that hold shares for the benefit of their customers to send the proxy materials to the beneficial owners and to obtain authorization to vote on their behalf.

      You may vote directly over the telephone by calling 1-888-237-6266. You may also fax your ballot to 1-800-733-1885 or return it by mail.

      Only shareholders of record of your Fund at the close of business on the record date, June 15, 2001, may vote at the Meeting. As of the record date, your Fund had ____________ shares issued and outstanding, with ___________ Class A Shares and ___________ Class G Shares.

      As of __________, 2001, the Trustees and officers of your Fund, as a group, owned less than 1% of the outstanding shares of your Fund. To the best of the knowledge of the Fund, the following shareholders beneficially owned 5% or more of the outstanding shares of the Fund as of ___________, 2001:

----------------------------------------------------------------------------
                                                         Percent of Fund
        Name and Address            Percent of Fund    Owned of Record and
                                    Owned of Record        Beneficially
----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

      You may cast one vote for the proposal for each whole share that you own of your Fund. We count your fractional shares as fractional votes. If we receive your proxy before the Meeting date, we will vote your shares as you instruct the proxies. If you sign and return your proxy, but do not specify instructions, we will vote your shares in favor of the proposal. You may revoke your proxy at any time before the Meeting if you notify us in writing, or if you attend the Meeting in person and vote in person.

      If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or if a proxy is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business but will not be voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

      Your Fund expects that, before the Meeting, broker-dealer firms holding shares of your Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, it is possible that the broker-dealers that are members of the New York stock Exchange may interpret the rules of the New York Stock Exchange in such a way so as to permit them to vote on the item to be considered at the Meeting on behalf of their customers and beneficial owners.

      Quorum and adjournments. To vote on the proposal, your Fund requires that a quorum for each class of shares be present, in person or by proxy, at the Meeting. One-third of the shares of each class outstanding on the record date will constitute a quorum. If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. An affirmative vote of a majority of the shares of either class present at the Meeting may adjourn the Meeting without further notice, until that class of shares obtains a quorum. In the event a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies, voting separately for each class, may propose one or more adjournments to permit further solicitation of
proxies.   If this should occur, we will vote proxies for or against a motion to adjourn in the same proportion to the votes received in favor or against the proposal. Any adjourned Meeting may be held within a reasonable time after the date set for the original meeting, without the necessity of further notice.

      Other business. The Board of Trustees knows of no other business to be brought before the Meeting. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the named proxies will vote all proxies using their best judgment on such matters unless instructed to the contrary.

      Future shareholder proposals. Your Fund is not required to hold annual meetings, unless required to do so by law. If you have a proposal you wish to be considered by shareholders, send your proposal to The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. We do not guarantee that we will be able to include any proposal in a proxy statement.

      Recommendation of the Board of Trustees. After carefully considering all of the issues involved, the Board of Trustees of the Trust has unanimously concluded that the proposal is in the best interests of shareholders. The Board of Trustees recommends that you vote to approve the Proposal.

      PART 4 - FUND INFORMATION

      The Trust is a business trust established under Delaware law. The operations of The Trust is governed by a Trust Instrument dated December 5, 1995, as amended March 27, 2000.

      Each Fund is a separate series of the Trust and, as such, has similar rights under the Trust Instrument of the Trust and applicable Delaware law. You should be aware of the following features of the Funds:

      o Shares of each class of the Funds participate equally in dividends and other distributions attributable to that class, including any distributions in the event of a liquidation.

      o As determined by the Board of Trustees, each shareholder of the Funds is entitled, for all purposes, to one vote either: for each share owned; or for each dollar of net asset value of the Fund owned.

      o Shares of all series of the Trust vote for the election of Trustees and on any other matter that affects all series of the Trust in substantially the same manner, except as otherwise required by law.

      o As to matters that affect each Fund differently, such as approval of an investment advisory agreement, shares of each series vote as a separate series.

      o On matters that affect the classes of a series differently, shares of each class vote separately.

      o Delaware law does not require registered investment companies, such as the Trust or its series, to hold annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.

      o Shareholders have available certain procedures for the removal of Trustees.

      o The Trust indemnifies trustees and officers to the fullest extent permitted under federal and Delaware law.

      Financial Statements. PricewaterhouseCoopers LLP, independent auditors of the Trust, has audited the financial statements included in the Statement of Additional Information for the year ended October 31, 2000.

      PART 5 - PROSPECTUS OF INTERMEDIATE INCOME FUND

      A prospectus of the Class A Shares or Class G Shares of Intermediate Income Fund, depending on the class of shares of the fund you own, is included with your proxy materials.

PART 6 -    FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

      The Form of Plan of Reorganization and Termination will be put into this space.

                             THE VICTORY PORTFOLIOS
                          Investment Quality Bond Fund
                            Intermediate Income Fund

          FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION


         This AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of May 23, 2001, between The Victory Portfolios, a Delaware business trust (the "Trust"), on behalf of Intermediate Income Fund, a series of the Trust ("Acquiring Fund"), and the Trust, on behalf of Investment Quality Bond Fund, a series of the Trust ("Target"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and the Trust is sometimes referred to herein as the "Investment Company.")

         All agreements, representations, and obligations described herein, made or to be taken or undertaken by either Fund, are made or shall be taken or undertaken by the Trust on the Fund's behalf.

         Shares of Target are currently divided into two classes, designated Class A and Class G. Shares of Acquiring Fund are currently divided into two classes, designated Class A and Class G.

         In accordance with the terms and conditions set forth in this Agreement, the parties desire that Target transfer substantially all its assets to Acquiring Fund in exchange solely for voting shares of beneficial interest of each comparable class in Acquiring Fund ("Acquiring Fund's Shares") and the assumption by Acquiring Fund of substantially all of Target's liabilities, and that Target distribute Acquiring Fund's Shares pro rata to the holders of shares of beneficial interest in Target ("Target's Shares") in liquidation of Target. All such transactions with respect to Target and Acquiring Fund are referred to herein collectively as the "Reorganization."

         It is intended by the parties hereto that the Reorganization constitute a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The parties hereto hereby adopt this Agreement as a "plan of reorganization" within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a).

         In consideration of the mutual promises herein, the parties covenant and agree as follows:

1.       PLAN OF REORGANIZATION AND LIQUIDATION OF TARGET

         1.1. At the Effective Time (as defined in paragraph 3.1), Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefore:

                  (a) to issue and deliver to Target the number of full and fractional Acquiring Fund's Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) by the "NAV" (computed as set forth in paragraph 2.2) of Acquiring Fund's Shares; and

                  (b)      to assume Target's liabilities described in paragraph
                           1.3 ("Liabilities").

         1.2. Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time as defined in paragraph 3.1.

         1.3. Liabilities shall include (except as otherwise provided herein) all of Target's known liabilities, debts and obligations arising in the ordinary course of business reflected on the books of Target at the Effective Time, and any contingent liabilities, if any, as the Board of Trustees shall reasonably deem exist against Target at the Effective Time, for which contingent and other appropriate liability reserves shall be established on Target's books. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all of its known Liabilities prior to the Effective Time.

         1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

         1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute Acquiring Fund's Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (collectively "Shareholders" and individually a "Shareholder"), in exchange for Target's Shares and in liquidation of Target. To accomplish this distribution, Acquiring Fund's transfer agent ("Transfer Agent") shall open accounts on Acquiring Fund's share transfer books in the Shareholders' names and transfer Acquiring Fund's Shares thereto. Each Shareholder's account shall be credited with the pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund's Shares due that Shareholder. All outstanding Target's Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing Acquiring Fund's Shares in connection with the Reorganization. However, certificates representing Target's Shares shall represent Acquiring Fund's Shares after the Reorganization.

         1.6. As soon as reasonably practicable after distribution of Acquiring Fund's Shares pursuant to paragraph 1.5, Target shall be terminated and any further actions shall be taken in connection therewith as required by applicable law. Target shall file such instruments and shall take all other steps necessary to effect a complete liquidation and dissolution of Target.

         1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

         1.8. Any transfer taxes payable upon issuance of Acquiring Fund's Shares in a name other than that of the registered holder on Target's books of Target's Shares exchanged therefor shall be paid by the person to whom Acquiring Fund's Shares are to be issued, as a condition of such transfer.

2.       VALUATION

         2.1.     For purposes of paragraph 1.1(a), Target's net value shall be
                  (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing as defined in paragraph 3.1 ("Valuation Time"), using the valuation procedures set forth in Target's then current prospectus and statement of additional information less (b) the amount of the Liabilities as of the Valuation Time.

         2.2. For purposes of paragraph 1.1(a), the NAV of Acquiring Fund's Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then current prospectus and statement of additional information.

         2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Victory Capital Management Inc.

3.       CLOSING AND EFFECTIVE TIME

         3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal offices, located at 3435 Stelzer Road, Columbus, Ohio 43219 on October 5, 2001, or at such other place and/or on such other date upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time upon which the parties may agree ("Effective Time"). If, immediately before the Valuation Time,
                  (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV for Acquiring Fund is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

         3.2. Target shall deliver to the Trust at the Closing a schedule of its Assets as of the Effective Time, which shall set forth for all portfolio securities included therein their adjusted tax bases and holding periods by lot. Target's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

         3.3. The Transfer Agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the names of Target's Shareholders. The Trust shall issue and deliver a confirmation to Target evidencing

                  Acquiring Fund's Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target that Acquiring Fund's Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

         3.4. The Trust, on behalf of Target and Acquiring Fund, respectively, shall deliver at the Closing a certificate executed in its name by its President or a Vice President and dated as of the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct in all material respects at the Effective Time, with the same force and effect as if made at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement.

4.       REPRESENTATIONS AND WARRANTIES

         4.1.     Target represents and warrants as follows:

                  4.1.1. At the Closing, Target will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

                  4.1.2. Acquiring Fund's Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

                  4.1.3. Target's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  4.1.4. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not (a) conflict with or violate Delaware law or any provision of the Trust's Trust Instrument or By-laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or (b) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by the Trust;

                  4.1.5. Except as otherwise disclosed in writing to and accepted by the Trust, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options and futures) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without Target incurring any liability or penalty with respect thereto and without diminishing or releasing any rights

                           Target may have had with respect to actions taken or not taken by any other party thereto prior to the Closing;

                  4.1.6. Except as otherwise disclosed in writing to and accepted by the Trust on behalf of Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

                  4.1.7. The execution, delivery, and performance of this Agreement has been duly authorized as of the date hereof by all necessary action on the part of the Trust's Board of Trustees on behalf of Target, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders and receipt of any necessary exemptive relief or no-action assurances requested from the Securities and Exchange Commission ("SEC") or its staff with respect to Sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

                  4.1.8. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

                  4.1.9. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target, except for
                           (a) a proxy statement ("Proxy Statement"), the information for which is included in a combined prospectus and proxy statement filed by Acquiring Fund with the SEC on Form N-14, (b) receipt of the exemptive relief or no-action assurances referenced in subparagraph 4.1.7, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

                  4.1.10. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. This provision shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by the Trust for use therein.

         4.2.     Acquiring Fund represents and warrants as follows:

                  4.2.1. Acquiring Fund's Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and nonassessable by the Trust (except as disclosed in the Trust's then current prospectus and statement of additional information). Except as contemplated by this Agreement, Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

                  4.2.2. Acquiring Fund's current prospectus and statement of additional information conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  4.2.3. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby
                           (a) will not conflict with or violate Delaware law or any provision of the Trust's Trust Instrument or By-laws or any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or
                           (b) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by the Trust;

                  4.2.4. Except as otherwise disclosed in writing to and accepted by the Trust on behalf of Target, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against the Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

                  4.2.5. The execution, delivery, and performance of this Agreement has been duly authorized as of the date hereof by all necessary action on the part of the Trust's Board of Trustees on behalf of Acquiring Fund, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to receipt of any necessary exemptive relief or no-action assurances requested from the SEC or its staff with respect to Sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

                  4.2.6. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by the Trust, except for (a) the filing with the SEC of the Registration Statement and a post-effective amendment to the Trust's registration statement on Form N-14, (b) receipt of the exemptive relief or no-action assurances referenced in subparagraph 4.2.5, and (c) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

         4.3. The Trust, on behalf of each Fund, represents and warrants to the other as follows:

                  4.3.1. The Trust is a business trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware; and a copy of its Certificate of Trust is on file with the Secretary of the State of Delaware;

                  4.3.2. The Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

                  4.3.3. Each Fund is a duly established and designated series of the Trust.

5.       COVENANTS

         5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that (a) such ordinary course will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund's normal business activities and (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing, provided that Target shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiring Fund's prior consent.

         5.2. Target covenants to call a special meeting of shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

         5.3. Target covenants that Acquiring Fund's Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

         5.4. Target covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Target's Shares.

         5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to the Trust at the Closing.

         5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal securities laws.

         5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to (a) Acquiring Fund, title to and possession of all Target's Assets, and (b) Target, title to and possession of Acquiring Fund's Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

         5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws as it may deem appropriate in order to continue its operations after the Effective Time.

         5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.       CONDITIONS PRECEDENT

         6.1. Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all the obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

                  6.1.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Trust's Board of Trustees on behalf of Target and Acquiring Fund and shall have been approved by Target's shareholders in accordance with applicable law.

                  6.1.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under Section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under Section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain the same would not involve a risk of a material adverse effect on the assets or properties of the Fund.

                  6.1.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

                  6.1.4. Target shall have received an opinion of Kramer Levin Naftalis & Frankel LLP, counsel to the Trust ("Counsel"), substantially to the effect that:

                           6.1.4.1. Acquiring Fund is a validly existing series
                                    of the Trust, a business trust duly formed and validly existing and in good standing under the laws of the State of Delaware with the power under its Trust Instrument to carry on its business and to own all of its properties and assets;

                           6.1.4.2. This Agreement (a) has been duly authorized
                                    and executed by the Trust on behalf of
                                    Acquiring Fund and (b) assuming due
                                    authorization, execution, and delivery of this Agreement by Target, is a legal, valid and binding obligation of Acquiring Fund, enforceable against Acquiring Fund in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and remedies, as from time to time in effect,
                                    (ii) application of equitable principles
                                    (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies;

                           6.1.4.3. Acquiring Fund's Shares to be issued and
                                    delivered to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized and validly issued and outstanding and fully paid and nonassessable (except as disclosed in the Trust's then current prospectus and statement of additional information);

                           6.1.4.4. The execution and delivery of this Agreement
                                    did not, and the consummation of the
                                    transactions contemplated hereby will not
                                    (a) materially violate the Trust's Trust
                                    Instrument or By-laws or any provision of any agreement to which the Trust (with respect to Acquiring Fund) is a party or by which it is bound or (b) to the knowledge of Counsel, result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree known to Counsel to which the Trust (with respect to Acquiring Fund) is a party or by which it (with respect to Acquiring Fund) is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by the Trust;

                           6.1.4.5. To the knowledge of Counsel, no consent,
                                    approval, authorization or order of any
                                    Delaware or Federal Court or governmental authority of the State of Delaware or the United States of America is required for the consummation by the Trust on behalf of Acquiring Fund, of the transactions contemplated by the Agreement, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act and under securities laws of states other than the State of Delaware;

                           6.1.4.6. The Trust is registered with the SEC as an
                                    investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

                           6.1.4.7. To the knowledge of Counsel, (a) no
                                    litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to the Trust (with respect to Acquiring
                                    Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) the Trust (with respect to Acquiring
                                    Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by the Trust.

                           In rendering such opinion, Counsel may (i) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, and other customary assumptions as the parties may agree, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization; and
                           (v) rely on certificates of officers or trustees of the Trust, in each case reasonably acceptable to the Trust.

                  6.1.5. Acquiring Fund shall have received an opinion of Counsel, substantially to the effect that:

                           6.1.5.1. Target is a validly existing series of the
                                    Trust, a business trust duly organized and validly existing and in good standing under the laws of the State of Delaware with power under its Trust Instrument to own all of its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

                           6.1.5.2. This Agreement (a) has been duly authorized
                                    and executed by the Trust on behalf of
                                    Target and (b) assuming due authorization, execution, and delivery of this Agreement by the Trust on behalf of Acquiring Fund, is a legal, valid and binding obligation of Target, enforceable against Target in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and remedies, as from time to time in effect,
                                    (ii) application of equitable principles
                                    (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies;

                           6.1.5.3. The execution and delivery of this Agreement
                                    did not, and the consummation of the
                                    transactions contemplated hereby will not,
                                    (a) materially violate the Trust's Trust
                                    Instrument or By-laws or any provision of any agreement known to Counsel, to which the Trust (with respect to Target) is a party or by which it is bound or (b) to the knowledge of such counsel, result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree known to Counsel to which the Trust (with respect to Target) is a party or by which it (with respect to Target) is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by the Trust;

                           6.1.5.4. To the knowledge of Counsel, no consent,
                                    approval, authorization or order of any
                                    Delaware or Federal Court or governmental authority of the State of Delaware or the United States of America is required for the consummation by the Trust on behalf of Target, of the transactions contemplated by the Agreement, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act and under securities laws of states other than the State of Delaware;

                           6.1.5.5. The Trust is registered with the SEC as an
                                    investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

                           6.1.5.6. To the knowledge of Counsel, (a) no
                                    litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to the Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) the Trust (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by the Trust.

                  In rendering such opinion, Counsel may (i) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, and other customary assumptions as the parties may agree,
                  (iii) limit such opinion to applicable federal and state law,
                  (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization, and (v) rely on certificates of officers or trustees of Target; in each case reasonably acceptable to the Trust.

                  6.1.6. The Trust, on behalf of Target and Acquiring Fund, shall have received an opinion of Counsel addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences of the Reorganization ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (and/or in separate letters addressed to Counsel) and each Fund's separate covenants. Each Fund agrees to make reasonable covenants and representations as to factual matters as of the Effective Time in connection with the rendering of such opinion. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                           6.1.6.1. The Reorganization will constitute a
                                    reorganization within the meaning of section
                                    368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

                           6.1.6.2. No gain or loss will be recognized by Target
                                    on the transfer to Acquiring Fund of Assets in exchange solely for Acquiring Fund's Shares and Acquiring Fund's assumption of Liabilities or on the subsequent distribution of those shares to the Shareholders in liquidation of Target;

                           6.1.6.3. No gain or loss will be recognized by
                                    Acquiring Fund on its receipt of Assets in exchange solely for Acquiring Fund's Shares and its assumption of Liabilities;

                           6.1.6.4. Acquiring Fund's adjusted tax basis in the
                                    Assets acquired will be equal to the basis thereof in Target's hands immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

                           6.1.6.5. A Shareholder will recognize no gain or loss
                                    on the exchange of Target Shares solely for Acquiring Fund's Shares pursuant to the Reorganization; and

                           6.1.6.6. A Shareholder's aggregate tax basis in
                                    Acquiring Fund's Shares received by it in the Reorganization will equal its aggregate tax basis in its Target Shares surrendered in exchange therefor, and its holding period for Acquiring Fund Shares will include its holding period for Target Shares, provided Target Shares are held as capital assets by the Shareholder at the Effective Time.

         6.2. At any time before the Closing, either Fund may waive any of the foregoing conditions if, in the judgment of the Trust's Board of Trustees, such waiver will not have a material adverse effect on its shareholders' interests.

7.       BROKERAGE FEES AND EXPENSES

         7.1. The Trust, on behalf of each Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         7.2. The Funds will be responsible for paying pro rata one-half of the expenses incurred in connection with the Reorganization.

8.       ENTIRE AGREEMENT; SURVIVAL

         8.1. Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

9.       TERMINATION OF AGREEMENT

         9.1. This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's Shareholders:

                  9.1.1. By either Fund (a) in the event of a material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before October 5, 2001; or

                  9.1.2.   By the parties' mutual agreement.

         9.2.     In the event of termination under paragraphs 9.1.1(a), (b) or
                  (c) or 9.1.2, there shall be no liability for damages on the part of either Fund affected by the termination, or the trustees or officers of the Trust, to the other Fund.

10.      AMENDMENT

         10.1. This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's Shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on such Shareholders' interests.

11.      MISCELLANEOUS

         11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

         11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

         11.3. The parties acknowledge that the Trust is a business trust. Notice is hereby given that this instrument is executed on behalf of the Trust's Trustees solely in their capacity as trustees, and not individually, and that the Trust's obligations under this instrument on behalf of each Fund are not binding on or enforceable against any of its trustees, officers, or shareholders, but are only binding on and enforceable against the respective Funds' assets and property. Each Fund agrees that, in asserting any rights or claims under this Agreement, it shall look only to the corresponding Fund's assets and property in settlement of such rights or claims and not to such Trustees or shareholders or to the assets of any other series of the Trust.

         11.4. The Trust agrees to indemnify and hold harmless each Trustee of the Trust at the time of the execution of this Agreement against expenses, including reasonable attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such Trustee in connection with any claim that is asserted against such trustee arising out of such person's service as a Trustee of the Trust, provided that such indemnification shall be limited to the full extent of the indemnification that is available to the Trustees of the Trust pursuant to the provisions of the Trust's Trust Instrument and applicable law.

         11.5 The Trust, on behalf of each Fund, hereby waives any conflict arising out of the representation of each Fund by counsel.

         IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its duly authorized officer.

ATTEST:                                  THE VICTORY PORTFOLIOS, on behalf of
                                         the Investment Quality Bond Fund




By:  _________________________________   By:  ________________________________
        Name                                     Name
        Title                                    Title

ATTEST:                                  THE VICTORY PORTFOLIOS, on behalf of
                                         the Intermediate Income Fund




By:  _________________________________   By:  ________________________________
        Name                                     Name
        Title                                    Title

                                    Part B

                     STATEMENT OF ADDITIONAL INFORMATION
                               __________, 2001

                         Acquisition of the Assets of
                            THE VICTORY PORTFOLIOS
                         Investment Quality Bond Fund

                   by and in exchange for all the shares of
                            THE VICTORY PORTFOLIOS
                           Intermediate Income Fund

      This Statement of Additional Information dated __________, 2001, is not a prospectus, but should be read in conjunction with the Combined Proxy Statement and Prospectus dated _________, 2001. This Statement of Additional Information is incorporated by reference in its entirety into the Combined Proxy Statement and Prospectus. Copies of the Combined Proxy Statement and Prospectus may be obtained by writing The Victory Portfolios at P.O. Box 182593, Columbus, OH 43218-2593 or by calling toll free 800-539-FUND (800-539-3863).

                              TABLE OF CONTENTS


1. Statement of Additional Information of Intermediate Income Fund and Investment Quality Bond Fund, series of The Victory Portfolios, dated February 27, 2001.

2. Financial Statements of Intermediate Income Fund and Investment Quality Bond Fund, series of The Victory Portfolios, dated October 31, 2000.

           STATEMENT OF ADDITIONAL INFORMATION ABOUT THE REGISTRANT

      The Statement of Additional Information of Intermediate Income Fund, a series of The Victory Portfolios, dated February 27, 2001, as filed with the Securities and Exchange Commission on February 27, 2001, pursuant to Rule 497(c) (File No. 33-08882) hereby is incorporated by reference. You may obtain a copy at no cost by writing The Victory Portfolios, P.O. Box 182593, Columbus, OH 43218-2593 or by calling toll free 800-539-3863.


    STATEMENT OF ADDITIONAL INFORMATION ABOUT INVESTMENT QUALITY BOND FUND

      The Statement of Additional Information of Investment Quality Bond Fund, a series of The Victory Portfolios, dated February 27, 2001, as filed with the Securities and Exchange Commission on February 27, 2001, pursuant to Rule 497(c) (File No. 33-08882) hereby is incorporated by reference. A copy may be obtained by writing The Victory Portfolios, P.O. Box 182593, Columbus, OH 43218-2593 or by calling toll free 800-539-3863.

                             FINANCIAL STATEMENTS

      The audited Financial Statements of Intermediate Income Fund, a series of The Victory Portfolios is incorporated by reference to the Annual Report of The Victory Portfolios (File No. 33-0882) dated October 31, 2000.

      The audited Financial Statements of Investment Quality Bond Fund, a series of The Victory Portfolios is incorporated by reference to the Annual Report of The Victory Portfolios (File No. 33-0882) dated October 31, 2000.

      Pro forma financial statements as of October 31, 2000, which give effect to the Reorganization of Investment Quality Bond Fund into Intermediate Income Fund, follow.

Investment Quality Bond Fund and Intermediate Income Fund
Pro Forma Combining Schedule of Portfolio Investments
October 31, 2000
(Amounts in thousands, except shares)


                                                              Shares/
                                                            Principal Amount                        Market Value
                                                    --------------------------------------  ---------------------------------------
                                                    Investment   Intermediate                Investment  Intermediate
                                                      Quality       Income                    Quality       Income
                                                     Bond Fund       Fund       Combined     Bond Fund       Fund       Combined
                                                     ---------       ----       --------     ---------       ----       --------
Asset Backed Securities (7.1%)
American Express Credit Account Master
   Trust, Series 2000-5, Class A, 6.76%*,
   11/15/00**                                             $ 348          $ 655    $ 1,003          $ 348         $ 655     $ 1,003
CIT Equipment Collateral, Series 2000-2,
   Class A4, 6.93%, 7/20/11                                 200            970      1,170            198           958       1,156
Copelco Capital Funding Corp., Series
   2000-A, Class A3, 7.12%, 8/18/03                         300            940      1,240            302           945       1,247
Daimler Chrysler Auto Trust, Series
   2000-C, Class A3, 6.82%, 9/6/04                                       1,611      1,611                        1,617       1,617
Discover Card Master Trust, Series
   1999-1, Class A, 5.30%, 8/15/04                                       1,140      1,140                        1,118       1,118
Discover Card Master Trust, Series
   1999-2, Class A, 5.90%, 10/15/04                                      2,200      2,200                        2,172       2,172
Ford Credit Auto Owner Trust, Series
   2000-F, 6.56%, 5/15/04                                 1,120                     1,120          1,116                     1,116
Green Tree Financial Corp., Series
   1999-2, Class A3, 6.08%, 12/1/30                                      2,260      2,260                        2,164       2,164
MBNA Master Credit Card Trust, Series
   1998-D, Class A, 5.80%, 12/15/05                       1,400          2,000      3,400          1,370         1,958       3,328
MBNA Master Credit Card Trust, Series
   1999-M, Class A, 6.60%, 4/16/07                                       1,380      1,380                        1,374       1,374
MBNA Master Credit Card Trust 2000-I
   Class A, 6.90%, 1/15/08                                  710                       710            714                       714
MBNA Master Credit Card Trust, Series
   2000-A, Class C, 7.90%, 7/16/07                          430                       430            436                       436
Peco Energy Transition Trust, Series
   2000-A, Class A2, 7.30%, 9/1/04                          780          1,320      2,100            784         1,326       2,110
Residential Asset Securities Corp., Series
   1999-KS, Class  A3, 7.18%, 10/1/29                       680                                      680                       680
Residential Asset Securities Corp., Series
   1999-KS3, Class A4, 7.38%, 12/25/25                                   1,200      1,200                        1,202       1,202
                                                                                            ---------------------------------------
Total Asset Backed Securities (Cost $21,631)                                                       5,948        15,489      21,437
                                                                                            ---------------------------------------

Collateralized Mortgage Obligations (0.6%)
Federal National Mortgage Assoc., Series
   1988-26, Class C, 7.50%, 7/25/18                                         23         23                           23          23
LB Commercial Conduit Mortgage Trust,
   Series 1999-C1, Class A1, 6.41%, 8/15/07                 736          1,010      1,746            722           991       1,713
                                                                                            ---------------------------------------
Total Collateralized Mortgage Obligations (Cost $1,7                                                 722         1,014       1,736
                                                                                            ---------------------------------------

Commercial Paper (0.9%)
Household Finance, 6.66%, 11/1/00                         1,330          1,477      2,807          1,330         1,477       2,807
                                                                                            ---------------------------------------
Total Commercial Paper (Cost $2,807)                                                               1,330         1,477       2,807
                                                                                            ---------------------------------------

Convertible Bonds  (2.5%)
Advertising  (0.0%)
Young & Rubicam, Inc., Convertible
   Subordinated Notes, 3.00%, 1/15/05,
   Callable 1/20/03 @ 101.2 (c)                             110                       110            110                       110
                                                                                            ---------------------------------------

Advertising agencies  (0.1%)
Interpublic Group of Cos., Inc., 1.87%,
   6/1/06, Callable 6/5/02 @ 89.667 (c)                     120                       120            113                       113
Omnicom Group, Inc., Convertible
   Subordinated Notes, 4.25%, 1/3/07,
   Callable 12/29/00 @ 108.32 (c)                            50                        50            143                       143
Omnicom Group, Inc., Convertible
   Subordinated Notes, 2.25%, 1/6/13,
   Callable 12/31/01 @ 112.84                                80                        80            148                       148
                                                                                            ---------------------------------------
                                                                                                     404                       404
Automotive Parts (0.1%)
Magna International, Inc., Convertible
   Subordinated Notes, 5.00%, 10/15/02,
   Continuously Callable @ 100 (c)                          100                       100             97                        97
Magna International, Inc., Convertible
   Subordinated Notes, 4.88%, 2/15/05,
   Callable 2/16/01 @ 100 (b)                               125                       125            110                       110
                                                                                            ---------------------------------------
                                                                                                     207                       207

Investment Quality Bond Fund and Intermediate Income Fund
Pro Forma Combining Schedule of Portfolio Investments
October 31, 2000
(Amounts in thousands, except shares)


                                                              Shares/
                                                            Principal Amount                        Market Value
                                                    --------------------------------------  ---------------------------------------
                                                    Investment   Intermediate                Investment  Intermediate
                                                      Quality       Income                    Quality       Income
                                                     Bond Fund       Fund       Combined     Bond Fund       Fund       Combined
                                                     ---------       ----       --------     ---------       ----       --------
Banks  (0.0%)
Credit Suisse First Boston, Convertible
   Subordinated Notes, 2.25%, 3/16/04,
   Callable 3/16/01 @ 100                                   100                       100             97                        97
                                                                                            ---------------------------------------

Biotechnology  (0.1%)
Centocor, Inc., Convertible Subordinated
Notes, 4.75%, 2/15/05, Callable 2/21/01 @102.71 (c)         135                       135            168                       168
                                                                                            ---------------------------------------

Broadcasting & Publishing (0.1%)
Clear Channel Communications, Inc.,
   Convertible Subordinated Notes, 1.50%, 12/1/02           245                       245            232                       232
Clear Channel Communications, Inc.,
   Convertible Subordinated Notes, 2.63%,
   4/1/03, Callable 4/1/01 @ 101.5 (c)                      135                       135            150                       150
                                                                                            ---------------------------------------
                                                                                                     382                       382
Broadcasting/Cable  (0.1%)
Cox Communication, Inc., Convertible
   Subordinated Notes, 3.00%, 3/14/30,
   Callable 3/17/04 @ 100.00                                360                       360            263                       263
                                                                                            ---------------------------------------

Commercial Services  (0.0%)
CUC International, Inc., Convertible
   Subordinated Notes, 3.00%, 2/15/02,
   Callable 11/24/00 @ 101.2                                130                       130            120                       120
                                                                                            ---------------------------------------

Computers & Peripherals  (0.1%)
Hewlett Packard Co., Convertible
   Subordinated Notes, 0.00%, 10/14/17,
   Callable 11/8/00 @ 58.48                                 280                       280            197                       197
                                                                                            ---------------------------------------

Conglomerates  (0.0%)
Ogden Corp., Euro-dollar Convertible
   Subordinated Notes Debentures, 5.75%,
   10/20/02, Continuously Callable @ 100                     10                        10              9                         9
                                                                                            ---------------------------------------
Cosmetics & Toiletries (0.0%)
Avon Products, Inc., Convertible
   Subordinated Notes, 0.00%, 7/12/20,
   Callable 7/12/03 @ 53.174 (b)(c)                         130                       130             67                        67
                                                                                            ---------------------------------------

Distribution/Wholesale (0.1%)
Costco Wholesale Corp., Convertible
   Subordinated Notes, 0.00%, 8/19/17,
   Callable 8/19/02 @ 59.42                                 180                       180            158                       158
                                                                                            ---------------------------------------

Electronic Components/Instruments  (0.1%)
Noram Energy, Convertible Subordinated
   Notes, 6.00%, 3/15/12, Continuously
   Callable @ 100                                            20                        20             17                        17
SCI Systems, Inc., Convertible
   Subordinated Notes, 3.00%, 3/15/07,
   Callable 3/20/03 @ 101.71 (c)                            225                       225            234                       234
                                                                                            ---------------------------------------
                                                                                                     251                       251

Financial Services (0.0%)
Elan Finance Corp. Ltd., Convertible
   Subordinated Notes, 0.00%, 12/14/18,
   Callable 12/14/03 @ 61.66 (c)                             30                        30             23                        23
                                                                                            ---------------------------------------

Insurance-Property, Casualty, Health  (0.1%)
American International Group, Inc.,
   Convertible Subordinated Notes, 0.50%,
   5/15/07, Callable 5/15/03 @ 100                           40                        40             46                        46
Loews Corp., Convertible Subordinated
   Notes, 3.13%, 9/15/07, Callable 9/15/02 @101.56          250                       250            205                       205
USF&G Corp., Convertible Subordinated
   Notes, 0.00%, 3/3/09, Callable 11/24/00 @69.15            15                        15             13                        13
                                                                                            ---------------------------------------
                                                                                                     264                       264

Investment Quality Bond Fund and Intermediate Income Fund
Pro Forma Combining Schedule of Portfolio Investments
October 31, 2000
(Amounts in thousands, except shares)


                                                              Shares/
                                                            Principal Amount                        Market Value
                                                    --------------------------------------  ---------------------------------------
                                                    Investment   Intermediate                Investment  Intermediate
                                                      Quality       Income                    Quality       Income
                                                     Bond Fund       Fund       Combined     Bond Fund       Fund       Combined
                                                     ---------       ----       --------     ---------       ----       --------
Manufacturing - Machinery  (0.0%)
Thermo Fibertek, Inc., Convertible
   Subordinated Notes, 4.50%, 7/15/04,
   Callable 11/27/00 @ 100                                   35                        35             31                        31
                                                                                            ---------------------------------------

Manufacturing-Miscellaneous  (0.1%)
PerkinElmer, Inc., Convertible
   Subordinated Notes, 0.00%, 8/7/20,
   Callable 8/7/03 @ 55.44                                  400                       400            305                       305
                                                                                            ---------------------------------------

Medical Equipment & Supplies  (0.0%)
Thermo Instruments System, Convertible
   Subordinated Notes, 4.50%, 10/15/03,
  Callable 11/27/00 @ 100 (b)(c)                             80                        80             74                        74
                                                                                            ---------------------------------------

Medical-Hospital Services  (0.0%)
Healthcare Management Associates, Inc.,
   Convertible Subordinated Notes, 0.25%,
   8/16/20, Callable 8/16/03 @ 100  (b)                     145                       145            103                       103
                                                                                            ---------------------------------------

Newspapers  (0.0%)
Times Mirror Co., Convertible
   Subordinated Notes, 0.00%, 4/15/17,
   Callable 4/15/02 @ 49.45 (c)                             100                       100             59                        59
                                                                                            ---------------------------------------

Office Equipment & Supplies  (0.0%)
Xerox Corp., Convertible Subordinated
   Notes, 0.57%, 4/21/18, Callable 4/21/03 @ 64.89           80                        80             32                        32
                                                                                            ---------------------------------------

Oil & Gas Exploration, Production & Services  (0.4%)
Anadarko Petroleum Corp., Convertible
   Subordinated Notes, 0.00%, 3/7/20,
   Callable 3/7/03 @ 55.44 (c)                              235                       235            189                       189
Devon Energy Corp., Convertible
   Subordinated Notes, 4.90%, 8/15/08,
   Callable 11/24/00 @ 104 (c)                              200                       200            187                       187
Devon Energy Corp., Convertible
   Subordinated Notes, 4.95%, 8/15/08,
   Callable 11/24/00 @ 104                                  195                       195            183                       183
Kerr-McGee Corp., Convertible
   Subordinated Notes, 5.25%, 2/15/10,
   Callable 2/15/05 @ 100                                   200                       200            246                       246
Kerr-Mcgee Corp., Convertible
   Subordinated Notes, 7.50%, 5/15/14,
   Continuously Callable @ 100 (c)                          180                       180            177                       177
Nabors Industries, Inc., Convertible
   Subordinated Notes, 0.00%, 6/20/20,
   Callable 6/20/03 @ 65.55 (c)                             180                       180            125                       125
Transocean Sedco Forex, Inc.,
   Convertible Subordinated Notes, 0.00%,
   5/24/20, Callable 5/24/03 @ 62.86                        100                       100             60                        60
                                                                                            ---------------------------------------
                                                                                                   1,167                     1,167
Oil-Integrated Companies  (0.1%)
Sunoco, Inc., Convertible Subordinated
   Notes, 6.75%, 6/15/12, Continuously
   Callable @ 100                                            60                        60             51                        51
Texaco Capital, Convertible Subordinated
   Notes, 3.50%, 8/5/04, Continuously
   Callable @ 100                                           140                       140            133                       133
                                                                                            ---------------------------------------
                                                                                                     184                       184
Oilfield Services & Equipment  (0.1%)
Baker Hughes, Inc., Convertible
   Subordinated Notes, 0.00%  5/5/08,
   Callable 12/18/00 @ 75.76 (c)                            250                       250            196                       196
                                                                                            ---------------------------------------

Pharmaceuticals  (0.1%)
Allergan, Inc., Convertible Subordinated
   Notes, 0.00%, 11/1/20, Callable 11/1/03 @ 65.55           90                        90             58                        58
Alza Corp., Convertible Subordinated
   Notes, 0.00%, 7/28/20, Callable 7/28/03 @ 60.28 (        170                       170            112                       112
Teva Pharmaceutical Industries Ltd.,
   Convertible Subordinated Notes, 1.50%,
   10/15/05, Callable 10/15/03 @ 100.38 (b)                  70                        70             70                        70
                                                                                            ---------------------------------------
                                                                                                     240                       240

Investment Quality Bond Fund and Intermediate Income Fund
Pro Forma Combining Schedule of Portfolio Investments
October 31, 2000
(Amounts in thousands, except shares)


                                                              Shares/
                                                            Principal Amount                        Market Value
                                                    --------------------------------------  ---------------------------------------
                                                    Investment   Intermediate                Investment  Intermediate
                                                      Quality       Income                    Quality       Income
                                                     Bond Fund       Fund       Combined     Bond Fund       Fund       Combined
                                                     ---------       ----       --------     ---------       ----       --------
Publishing (0.0%)
Scholastic Corp., Convertible Subordinated
   Notes, 5.00%, 8/15/05, Continuously
   Callable @ 100 (b)                                        80                        80             89                        89
                                                                                            ---------------------------------------

Real Estate  (0.0%)
EOP Operating LP, Convertible
   Subordinated Notes, 7.25%, 11/15/08,
   Callable 11/15/04 @ 100 (b)(c)                           100                       100            100                       100
                                                                                            ---------------------------------------


Real Estate Investment Trust (0.0%)
Federal Real Estate Trust, Convertible
   Subordinated Notes, 5.25%, 10/28/03,
   Continuously Callable @ 100                               70                        70             63                        63
                                                                                            ---------------------------------------

Real Estate Investment Trusts  (0.1%)
Health Care Property Investors, Inc.,
   Convertible Subordinated Notes, 6.00%, 11/8/00 (b)       340                       340            340                       340
                                                                                            ---------------------------------------

Semiconductors  (0.2%)
Analog Devices, Inc., Convertible
   Subordinated Notes, 4.75%, 10/1/05,
   Callable 10/1/03 @ 101.9 (b)                             170                       170            160                       160
Burr-Brown Corp., Convertible
   Subordinated Notes, 4.25%, 2/15/07,
   Callable 2/20/03 @ 102.43 (c)                            180                       180            250                       250
Solectron Corp., Convertible Subordinated
   Notes, 0.00%, 1/27/19, Callable 5/8/03 @ 62.86 (c        180                       180            131                       131
Solectron Corp., Convertible Subordinated
   Notes, 0.00%, 5/8/20, Callable 5/8/03 @ 62.86            180                       180            121                       121
                                                                                            ---------------------------------------
                                                                                                     662                       662

Software & Computer Services  (0.1%)
Automatic Data Processing, Inc.,
   Convertible Subordinated Notes, 0.00%,                    40                        40             69                        69
   2/20/12, Callable 12/18/00 @ 56.05 (c)
Softkey International, Convertible
   Subordinated Notes, 5.50%, 11/1/00                       374                       374            373                       373
                                                                                            ---------------------------------------
                                                                                                     442                       442
Telecommunications  (0.1%)
US Cellular Corp., Convertible
   Subordinated Notes, 0.00%, 6/15/15,
   Callable 12/18/00 @ 41.2                                 330                       330            198                       198
                                                                                            ---------------------------------------

Telecommunications Equipment (0.0%)
Motorola, Inc., Convertible Subordinated
   Notes, 0.00%, 9/27/13, Callable 12/1/00 @75.06           125                       125            110                       110
                                                                                            ---------------------------------------

Telecommunications-Services & Equipment  (0.1%)
Bell Atlantic Financial, Convertible
   Subordinated Notes, 5.75%, 4/1/03,
   Callable 4/1/01 @ 102.3                                   40                        40             39                        39
Bell Atlantic Financial, Convertible
   Subordinated Notes, 5.75%, 4/1/03,
   Callable 4/1/01 @ 102.3                                   50                        50             48                        48
Bell Atlantic Financial, Convertible
   Subordinated Notes, 4.25%, 9/15/05,
   Callable 9/15/02 @ 104.24                                160                       160            178                       178
                                                                                            ---------------------------------------
                                                                                                     265                       265
Transportation Services  (0.1%)
United Parcel Service, Inc., Convertible
   Subordinated Notes, 1.75%, 9/27/07,
   Callable 9/27/03 @ 100 (c)                               165                       165            180                       180
                                                                                            ---------------------------------------
Total Convertible Bonds (Cost $7,583)                                                              7,560                     7,560
                                                                                            ---------------------------------------

Corporate Bonds  (38.6%)
Aerospace/Defense  (2.0%)
Lockheed Martin Corp., 7.95%, 12/1/05                                    2,000      2,000                        2,055       2,055
Lockheed Martin Corp., 8.20%, 12/1/09 (c)                   400                       400            420                       420
Raytheon Co., 6.75%, 8/15/07                              1,135          2,080      3,215          1,090         1,997       3,087
United Technology Corp., 7.50%, 9/15/29                     440                       440            432                       432
                                                                                            ---------------------------------------
                                                                                                   1,942         4,052       5,994
Aluminum  (0.2%)
Alcoa, Inc., 7.25%, 8/1/05                                                 647        647                          654         654
                                                                                            ---------------------------------------

Automobiles  (0.3%)
General Motors Acceptance Corp.,


Investment Quality Bond Fund and Intermediate Income Fund
Pro Forma Combining Schedule of Portfolio Investments
October 31, 2000
(Amounts in thousands, except shares)


                                                              Shares/
                                                            Principal Amount                        Market Value
                                                    --------------------------------------  ---------------------------------------
                                                    Investment   Intermediate                Investment  Intermediate
                                                      Quality       Income                    Quality       Income
                                                     Bond Fund       Fund       Combined     Bond Fund       Fund       Combined
                                                     ---------       ----       --------     ---------       ----       --------
   5.50%, 1/14/02                                                          930        930                          916         916
                                                                                            ---------------------------------------

Banks  (2.6%)
Bank of America Corp., 7.80%, 2/15/10 (c)                   655          1,420      2,075            666         1,443       2,109
Bank One Corp., 7.88%, 8/1/10 (c)                           600            925      1,525            605           932       1,537
First Union Capital, 7.95%, 11/15/29                        265                       265            237                       237
Suntrust Banks, Inc., 7.75%, 5/1/10                         545            920      1,465            549           927       1,476
UBS Preferred Funding Trust 1, 8.62%, 12/29/49 (c)        1,305          1,340      2,645          1,317         1,353       2,670
                                                                                            ---------------------------------------
                                                                                                   3,374         4,655       8,029

Banks-Money Centers Regional  (0.6%)
Korea Development Bank, 6.50%,                              365                       365            355                       355
Royal Bank of Scotland, 9.12%, 3/31/49                      520            875      1,395            544           915       1,459
                                                                                            ---------------------------------------
                                                                                                     899           915       1,814
Beverages  (0.3%)
J. Seagram & Sons, Inc., 6.25%, 12/15/01                    285            770      1,055            283           765       1,048
                                                                                            ---------------------------------------

Broadcasting/Cable (0.5%)
Cox Communications, Inc., 6.88%, 6/15/05                    285          1,078      1,363            280         1,058       1,338
                                                                                            ---------------------------------------

Chemicals-General  (0.5%)
Dow Chemical Co., 7.00%, 8/15/05 (c)                        520            930      1,450            521           932       1,453
                                                                                            ---------------------------------------

Consumer Products - Miscellaneous (1.1%)
Unilever Capital Corp., 6.75%,11/1/03                                      870        870                          866         866
Unilever Capital Corp., 7.13%, 11/1/10 (c)                  605          1,835      2,440            598         1,814       2,412
                                                                                            ---------------------------------------
                                                                                                     598         2,680       3,278
Cosmetics & Toiletries  (1.1%)
Avon Products, Inc., 7.15%, 11/15/09 (c)                    550          2,854      3,404            528         2,740       3,268
                                                                                            ---------------------------------------

Diversified  (0.9%)
D.R. Investments, 7.10%, 5/15/02 (b)                                     2,750      2,750                        2,729       2,729
                                                                                            ---------------------------------------

Electronic & Electrical-General  (0.6%)
Texas Instruments, Inc., 7.00%, 8/15/04                     640          1,230      1,870            642         1,233       1,875
                                                                                            ---------------------------------------

Financial Services  (8.2%)
Amerus Life Holdings, Inc., 6.95%,                                       2,700      2,700                        2,532       2,532
AT&T Capital Corp., 6.60%, 5/15/05, MTN                     540            915      1,455            504           854       1,358
Boeing Capital Corp., 7.10%, 9/27/05                                     1,220      1,220                        1,225       1,225
CIT Group, Inc., 7.38%, 3/15/03 (c)                         460            450        910            461           451         912
Citigroup Inc., 7.25%, 10/1/10                                           2,515      2,515                        2,497       2,497
Citigroup Capital II, 7.75%, 12/1/36 (c)                    280                       280            252                       252
DaimlerChrysler Financial Services North
 America LLC, 5.69%, 11/15/01, MTN                          890          1,495      2,385            881         1,480       2,361
Ford Motor Credit Corp., 7.24%, 2/15/04                     885          1,500      2,385            889         1,507       2,396
General Electric Capital Corp., 6.33%, 9/17/01, MTN                        815        815                          813         813
General Electric Capital Corp., 7.50%, 6/5/03               530          2,400      2,930            541         2,448       2,989
General Electric Capital Corp., 7.50%,  5/18/05 (c)         530            890      1,420            542           910       1,452
Heller Financial, Inc., 7.88%, 5/15/03                      390            655      1,045            394           661       1,055
Household Finance Corp., 8.00%, 5/9/05 (c)                  940          1,590      2,530            961         1,626       2,587
Merrill Lynch, 7.18%, 2/11/03, MTN                                         240        240                          241         241
Morgan Stanley Dean Witter, 7.13%, 1/15/03 (c)              335          1,135      1,470            337         1,142       1,479
Morgan Stanley Dean Witter, 7.75%, 6/15/05                  280            475        755            286           485         771
                                                                                            ---------------------------------------
                                                                                                   6,048        18,872      24,920

Heavy Machinery  (0.1%)
Deere & Co., 6.55%, 10/1/28                                 370                       370            310                       310
                                                                                            ---------------------------------------

Insurance  (2.4%)
Allstate Corp., 7.20%, 12/1/09 (c)                          410            650      1,060            401           636       1,037
American General Finance, 7.45%, 1/15/05, MTN               270            565        835            273           572         845
American General Finance, 7.50%, 8/11/10 (c)                505            900      1,405            504           899       1,403
AON Capital Trust, 8.21%, 1/1/27 (c)                        550                       550            503                       503
Liberty Mutual Insurance Co., 8.20%, 5/4/07 (b)             530            630      1,160            528           627       1,155
Prudential Insurance, 7.65%, 7/1/07 (b)                                  2,300      2,300                        2,274       2,274
                                                                                            ---------------------------------------
                                                                                                   2,209         5,008       7,217

Investment Quality Bond Fund and Intermediate Income Fund
Pro Forma Combining Schedule of Portfolio Investments
October 31, 2000
(Amounts in thousands, except shares)


                                                              Shares/
                                                            Principal Amount                        Market Value
                                                    --------------------------------------  ---------------------------------------
                                                    Investment   Intermediate                Investment  Intermediate
                                                      Quality       Income                    Quality       Income
                                                     Bond Fund       Fund       Combined     Bond Fund       Fund       Combined
                                                     ---------       ----       --------     ---------       ----       --------
Manufacturing / Diversified (0.8%)
Honeywell International, Inc., 6.88%, 10/3/05               720          1,613      2,333            720         1,613       2,333
                                                                                            ---------------------------------------

Manufacturing-Consumer Goods  (0.6%)
Tyco International Group, 6.88%, 9/5/02                     360          1,330      1,690            359         1,327       1,686
                                                                                            ---------------------------------------

Media (1.0%)
Time Warner, Inc., 7.25%, 10/15/17 (c)                      405                       405            381                       381
Viacom, Inc., 7.75%, 6/1/05 (c)                             285            605        890            291           618         909
Viacom, Inc., 7.70%, 7/30/10 (c)                            565            993      1,558            575         1,011       1,586
                                                                                            ---------------------------------------
                                                                                                   1,247         1,629       2,876
Oil & Gas Exploration, Production & Services  (2.4%)
Amerada Hess Corp., 7.38% 10/1/09                                        2,504      2,504                        2,502       2,502
Pemex Finance Ltd., 9.03%, 2/15/11 (b)                      355                       355            372                       372
Union Oil Co. of California, 7.20%, 5/15/05                              2,230      2,230                        2,227       2,227
Union Pacific Resources Group, Inc.,
   7.00%, 10/15/06                                          325          1,935      2,260            318         1,894       2,212
                                                                                            ---------------------------------------
                                                                                                     690         6,623       7,313
Oil-Integrated Companies  (1.1%)
Amerada Hess Corp., 7.88%, 10/1/29 (c)                      570                       570            572                       572
Coastal Corp., 7.75%,  6/15/10                                           2,280      2,280                        2,309       2,309
Conoco, Inc., 6.95%, 4/15/29                                595                       595            553                       553
                                                                                            ---------------------------------------
                                                                                                   1,125         2,309       3,434
Oilfield Services & Equipment  (0.1%)
Baker Hughes, Inc., 6.88%, 1/15/29                          465                       465            426                       426
                                                                                            ---------------------------------------

Paper Products  (0.5%)
Abitibi Consolidated, Inc., 8.55%, 2/1/10                                1,590      1,590                        1,578       1,578
                                                                                            ---------------------------------------

Pipelines (1.7%)
Enron Corp., 7.38%, 5/15/19                                 450                       450            435                       435
Kinder Morgan Energy Partners, LP, 8.00%, 3/15/05           900          1,570      2,470            922         1,609       2,531
Kinder Morgan, Inc., 6.45%, 11/30/01                        435          1,633      2,068            432         1,621       2,053
                                                                                            ---------------------------------------
                                                                                                   1,789         3,230       5,019
Real Estate  (0.3%)
EOP Operating LP, 8.38%, 3/15/06                            345            610        955            356           630         986
                                                                                            ---------------------------------------

Real Estate Investment Trusts  (0.3%)
Cabot Industrial Property LP, 7.13%, 5/1/04                 210            740        950            206           725         931
                                                                                            ---------------------------------------

Retail (0.7%)
Target Corp., 7.50%, 8/15/10 (c)                            415          1,070      1,485            412         1,063       1,475
Wal-Mart Stores, 6.88%, 8/10/09                                            490        490                          487         487
                                                                                            ---------------------------------------
                                                                                                     412         1,550       1,962
Retail - Specialty Stores  (0.9%)
Lowes Cos., Inc., 8.25%, 6/1/10                             565          1,952      2,517            586         2,025       2,611
                                                                                            ---------------------------------------

Software & Computer Services  (0.3%)
Sun Microsystems, Inc., 7.35%, 8/15/04                      365                       365            368                       368
Sun Microsystems, Inc., 7.65%, 8/15/09                      515                       515            521                       521
                                                                                            ---------------------------------------
                                                                                                     889                       889
Telecommunications  (1.6%)
GTE Corp., 6.36%, 4/15/06                                                1,590      1,590                        1,528       1,528
GTE Corp., 6.84%, 4/15/18 (c)                               855                       855            781                       781
Telefonica Europe, 8.25%, 9/15/30 (c)                       545                       545            560                       560
WorldCom, Inc., 7.88%, 5/15/03 (c)                          605          1,420      2,025            616         1,445       2,061
                                                                                            ---------------------------------------
                                                                                                   1,957         2,973       4,930
Telecommunications-Equipment  (0.1%)
Marconi Corp., 8.38%, 9/15/30                               390                       390            371                       371
                                                                                            ---------------------------------------

Telecommunications-Services & Equipment (0.6%)
Vodafone Airtouch Plc., 7.75%, 2/15/10 (b)(c)               435          1,205      1,640            443         1,228       1,671
                                                                                            ---------------------------------------

Tobacco & Tobacco Products  (0.2%)
R.J. Reynolds Tobacco Holding, 7.38%, 5/15/03               255            390        645            244           372         616
                                                                                            ---------------------------------------
Utilities-Electric  (1.4%)
Duke Energy Corp., 7.38%, 3/1/10                            410          1,720      2,130            411         1,722       2,133
Korea Electric Power, 6.38%, 12/1/03 (c)                    570          1,265      1,835            542         1,203       1,745
Potomac Electric Power, 5.00%, 9/1/02                       310                       310            295                       295
                                                                                            ---------------------------------------
                                                                                                   1,248         2,925       4,173
Utilities-Natural Gas  (0.5%)
Williams Cos., Inc., 6.63%, 11/15/04                        420          1,165      1,585            411         1,140       1,551
                                                                                            ---------------------------------------

Utilities-Telecommunications  (1.9%)
Sprint Capital Corp., 7.63%, 6/10/02, MTN                   640          2,422      3,062            645         2,440       3,085
Telefonica Europe BV, 7.75%, 9/15/10                                     2,754      2,754                        2,768       2,768
                                                                                            ---------------------------------------
                                                                                                     645         5,208       5,853
                                                                                            ---------------------------------------
Total Corporate Bonds (Cost $115,900)                                                             31,758        84,294     116,052
                                                                                            ---------------------------------------

Investment Quality Bond Fund and Intermediate Income Fund
Pro Forma Combining Schedule of Portfolio Investments
October 31, 2000
(Amounts in thousands, except shares)


                                                              Shares/
                                                            Principal Amount                        Market Value
                                                    --------------------------------------  ---------------------------------------
                                                    Investment   Intermediate                Investment  Intermediate
                                                      Quality       Income                    Quality       Income
                                                     Bond Fund       Fund       Combined     Bond Fund       Fund       Combined
                                                     ---------       ----       --------     ---------       ----       --------
U.S. Government Agencies  (16.4%)
Business Services (0.5%)
United Mexican States, 8.50%, 2/1/06                                       660        660                          648         648
United Mexican States, 9.88%, 2/1/10 (c)                    265            475        740            276           494         770
                                                                                            ---------------------------------------
                                                                                                     276         1,142       1,418
Federal Farm Credit Bank  (1.0%)
6.63%, 2/1/02                                                            2,945      2,945                        2,949       2,949
                                                                                            ---------------------------------------

Federal Home Loan Bank  (0.4%)
7.13%, 5/22/01                                                           1,300      1,300                        1,303       1,303
                                                                                            ---------------------------------------

Federal Home Loan Mortgage Corp. (5.8%)
6.63%, 8/15/02 (c)                                                       2,070      2,070                        2,075       2,075
7.38%, 5/15/03                                                           2,700      2,700                        2,758       2,758
5.00%, 1/15/04 (c)                                          257          2,518      2,775            246         2,412       2,658
7.00%, 7/15/05                                                           2,990      2,990                        3,046       3,046
7.00%, 3/15/10                                                           3,709      3,709                        3,784       3,784
6.88%, 9/15/10                                                           3,091      3,091                        3,130       3,130
                                                                                            ---------------------------------------
                                                                                                     246        17,205      17,451
Federal National Mortgage Association  (8.1%)
5.63%, 3/15/01 (c)                                                       2,412      2,412                        2,403       2,403
5.38%, 3/15/02                                                           1,672      1,672                        1,647       1,647
7.55%, 4/22/02                                                           1,375      1,375                        1,395       1,395
6.75%, 8/15/02                                                           1,354      1,354                        1,361       1,361
5.78%, 5/7/04 (c)                                                        3,050      3,050                        2,970       2,970
7.00%, 7/15/05                                              351          2,101      2,452            358         2,140       2,498
7.30%, 7/19/05 (c)                                                       3,230      3,230                        3,241       3,241
6.63%, 10/15/07 (c)                                         755          3,220      3,975            758         3,232       3,990
7.25%, 1/15/10 (c)                                        1,895          2,972      4,867          1,963         3,080       5,043
                                                                                            ---------------------------------------
                                                                                                   3,079        21,469      24,548
Small Business Administration  (0.4%)
Small Business Administration                                            1,361      1,361                        1,287       1,287
                                                                                            ---------------------------------------
   Participation Certificates, Series
   1999-20D, Class 1, 6.15%, 4/1/19

U.S. Government Loan Trust  (0.2%)
Israel, Series 1-B, 8.50%, 4/1/06                           605                       605            649                       649
                                                                                            ---------------------------------------
Total U.S. Government Agencies (Cost $49,350)                                                      4,250        45,355      49,605
                                                                                            ---------------------------------------

U.S. Government Mortgage Backed  (16.2%)
Federal Home Loan Mortgage Corp.  (5.4%)
6.00%, 2/1/13-1/1/29                                      5,247          1,307      6,554          5,004         1,252       6,256
6.25%, 9/15/23                                              429                       429            422                       422
6.43%, 1/28/14                                              755                       755            688                       688
6.50%, 5/1/26-7/1/29                                      3,559            423      3,982          3,433           407       3,840
6.63%, 9/15/09 (c)                                          736                       736            730                       730
6.75%, 3/15/31 (c)                                          735                       735            736                       736
7.00%, 10/1/28-1/1/30                                     2,496             18      2,514          2,453            18       2,471
7.50%, 4/1/28-8/1/30                                        784            228      1,012            784           228       1,012
8.50%, 7/1/21-4/1/29                                        287                       287            295                       295
                                                                                            ---------------------------------------
                                                                                                  14,545         1,905      16,450
Federal National Mortgage Association  (7.9%)
6.00%, 10/1/23-7/1/29                                     2,396             34      2,430          2,266            32       2,298
6.50%, 3/1/18-3/1/29                                      2,945             69      3,014          2,839            67       2,906
7.00%, 6/1/15-10/1/26 (c)                                 2,675            155      2,830          2,648           152       2,800
7.13%, 6/15/10 (c)                                          665                       665            686                       686
7.25%, 5/15/30 (c)                                          660                       660            698                       698
7.50%, 3/1/27-1/1/30                                      2,128            363      2,491          2,126           362       2,488
8.00%, 6/1/12-3/1/30                                      2,592            792      3,384          2,625           802       3,427
8.50%, 8/1/19-1/1/30                                      1,777            819      2,596          1,815           836       2,651
9.50%, 10/1/21                                                             688        688                          714         714
10.00%, 11/1/13                                           1,615          1,400      3,015          1,714         1,485       3,199
10.50%, 11/1/13                                             142            439        581            153           475         628
11.00%, 11/1/13                                             792            605      1,397            858           655       1,513
                                                                                            ---------------------------------------
                                                                                                  18,428         5,580      24,008
Government National Mortgage Assoc.  (2.8%)
6.50%, 7/15/28                                              660             68        728            639            66         705
7.00%, 9/15/23-4/15/28                                                     598        598                          593         593
7.00%, 11/15/23-4/15/28                                   3,563                     3,563          3,525                     3,525
7.50%, 4/15/29                                              504            178        682            506           178         684
8.00%, 8/20/25-2/20/27                                      615                       615            621                       621
9.00%, 11/15/17                                                            353        353                          365         365
9.00%, 2/15/17-11/15/17                                     972                       972          1,004                     1,004
9.50%, 7/15/25                                            1,022                     1,022          1,063                     1,063
                                                                                            ---------------------------------------
                                                                                                   7,358         1,202       8,560
                                                                                            ---------------------------------------
Total U.S. Government Mortgage Backed (Cost $49,065)                                              40,331         8,687      49,018
                                                                                            ---------------------------------------

Investment Quality Bond Fund and Intermediate Income Fund
Pro Forma Combining Schedule of Portfolio Investments
October 31, 2000
(Amounts in thousands, except shares)


                                                              Shares/
                                                            Principal Amount                        Market Value
                                                    --------------------------------------  ---------------------------------------
                                                    Investment   Intermediate                Investment  Intermediate
                                                      Quality       Income                    Quality       Income
                                                     Bond Fund       Fund       Combined     Bond Fund       Fund       Combined
                                                     ---------       ----       --------     ---------       ----       --------
U.S. Treasury Obligations  (16.5%)
U.S. Treasury Bonds (2.0%)
10.63%, 8/15/15 (c)                                         800                       800          1,159                     1,159
7.50%, 11/15/16 (c)                                       1,130                     1,130          1,302                     1,302
8.75%, 8/15/20 (c)                                        1,330                     1,330          1,747                     1,747
8.00%, 11/15/21 (c)                                         377                       377            466                       466
7.13%, 2/15/23 (c)                                          740                       740            842                       842
6.13%, 8/15/29 (c)                                        1,162                     1,162          1,203                     1,203
6.25%, 5/15/30                                              500                       500            533                       533
                                                                                            ---------------------------------------
                                                                                                   7,252                     7,252
U.S. Treasury Notes (14.2%)
5.88%, 10/31/01 (c)                                       1,684          2,936      4,620          1,677         2,923       4,600
6.38%, 8/15/02 (c)                                        1,920         13,484     15,404          1,932        13,568      15,500
5.75%, 4/30/03 (c)                                        2,078          4,876      6,954          2,070         4,857       6,927
5.88%, 11/15/04                                           1,267          3,450      4,717          1,267         3,451       4,718
6.75%, 5/15/05 (c)                                          938            600      1,538            972           622       1,594
7.00%, 7/15/06 (c)                                          677          4,874      5,551            714         5,138       5,852
5.75%, 8/15/10 (c)                                        2,020          1,710      3,730          2,018         1,708       3,726
                                                                                            ---------------------------------------
                                                                                                  10,650        32,267      42,917
U.S. Treasury Strips (0.3%)
0.00%, 11/15/21                                           3,000                     3,000            858                       858
                                                                                            ---------------------------------------
Total U.S. Treasury Obligations (Cost $50,751)                                                    18,760        32,267      51,027
                                                                                            ---------------------------------------

Investment Quality Bond Fund and Intermediate Income Fund
Pro Forma Combining Schedule of Portfolio Investments
October 31, 2000
(Amounts in thousands, except shares)


                                                              Shares/
                                                            Principal Amount                        Market Value
                                                    --------------------------------------  ---------------------------------------
                                                    Investment   Intermediate                Investment  Intermediate
                                                      Quality       Income                    Quality       Income
                                                     Bond Fund       Fund       Combined     Bond Fund       Fund       Combined
                                                     ---------       ----       --------     ---------       ----       --------

Securities Purchased With Cash Collateral  (20.2%)
Investment Companies (3.7%)
AIM Short Term Prime Obligations Fund                    14,048         13,147     27,195             14            13          27
AIM Liquid Assets Portfolio                           2,202,479      2,061,131  4,263,610          2,203         2,061       4,264
Merrimac Cash Fund                                    3,548,000      3,320,301  6,868,301          3,548         3,321       6,869
                                                                                            ---------------------------------------
                                                                                                   5,765         5,395      11,160
Time Deposit (1.4%)
PNC Bank, 6.56%, 11/1/00                                  1,064            996      2,060          1,064           996       2,060
National City Bank, 6.50%, 11/1/00                        1,064            996      2,060          1,064           996       2,060
                                                                                            ---------------------------------------
                                                                                                   2,128         1,992       4,120
Reporchase Agreements (15.2%)
First Union, 6.78%, 11/1/00 (d)                           5,000          4,000      9,000          5,000         4,000       9,000
Goldman Sachs, 6.71%, 11/1/00 (e)                         5,000          4,000      9,000          5,000         4,000       9,000
Lehman Brothers, 6.68%, 11/1/00 (f)                       5,000          5,000     10,000          5,000         5,000      10,000
Merrill Lynch, 6.75%, 11/1/00 (g)                         4,000          5,000      9,000          4,000         5,000       9,000
Morgan Stanley Dean Witter, 6.73%, 11/1/00 (h)            5,000          4,000      9,000          5,000         4,000       9,000
                                                                                            ---------------------------------------
                                                                                                  24,000        22,000      46,000
                                                                                            ---------------------------------------
Total Securities Purchased With Cash Collateral (Cos,280)                                         31,893        29,387      61,280
                                                                                            ---------------------------------------

Total Investments (Cost $360,100) - 118.8%                                                     $ 142,552     $ 217,970   $ 360,522
Other liabilities in excess of assets - (18.8%)                                                                            (57,178)
                                                                                            ---------------------------------------
TOTAL NET ASSETS   -   100.0%                                                                                            $ 303,344
                                                                                            ========================================


* Variable rate securities having liquidity agreements. The interest rate, which will change periodically, is based upon an index of marketinterest rates. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 2000.
** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods less than one year.
(b)   144a security which is restricted as to resale to institutional investors.
(c)   All or a portion of this security was loaned as of October 31, 2000.
(d) Collateralized by $5,450 Mack-Cali Realty, 7.25%, 3/15/09, market value $5,150 and $4,272 Highwoods/Forsyth, 7.00%, 12/1/06, market value $4,120 , respectively.
(e) Collateralized by $7,233 various Corporate Bonds, 5.29%-8.38%, 7/15/02-9/1/48, market value $7,155 and $7,567 various Corporate Bonds, 5.13%-8.70%, 11/15/01-7/31/97, market value $6,788, respectively.
(f) Collateralized by $5,195 El Paso Energy, 8.05%, 10/15/30, Newbury, 0.00%, 2/14/01, market value $5,152 and $5,150 various Corporate Bonds, 0.00%-8.05%, 4/16/01-10/15/30, market value $5,154, respectively.
(g) Collateralized by $3,891 various Corporate Bonds, 6.30%-10.00%, 1/18/01-1/15/21, market value $4,122 and $5,790 various Corporate Bonds, 0.00%-8.18%, 3/15/03-1/30/37, market value $5,150, respectively.
(h) Collateralized by $5,167 Lehman Brothers, 8.25%, 6/15/07, market value $5,272 and $4,133 Lehman Brothers, 8.25%, 6/15/07, market value $4,218, respectively.

THE VICTORY PORTFOLIOS
Statements of Assets and Liabilities
October 31, 2000
(Amounts in Thousands, Except Per Share Amounts)


                                                         Investment Quality     Intermediate                     Combined
                                                              Bond Fund         Income Fund      Adjustments     Totals
                                                               --------         --------         --------         --------
    ASSETS:
Investments, at value (Cost $118,396 & $195,704)           $    118,552     $    195,970         $               $314,522
Repurchase agreements, at cost                                   24,000           22,000                           46,000
Interest receivable                                               1,310            2,980                            4,290
Receivable for capital shares issued                                 28             --                                 28
Receivable from brokers for investments sold                        679              886                            1,565
Receivalbe from affiliates                                            6               18                               24
Prepaid expenses and other assets                                    17               16                               33
                                                               --------         --------         --------         --------
      Total Assets                                              144,592          221,870                          366,462
                                                               --------         --------         --------         --------
LIABILITIES:
Payable to brokers for investments purchased                        710              849                            1,559
Payable for capital shares redeemed                                  21                3                               24
Payable for return of collateral received                        31,893           29,387                           61,280
Accrued expenses and other payables:
   Investment advisory fees                                          56               85                              141
   Administration fees                                                3                5                                8
   Custodian fees                                                     7                8                               15
   Transfer agent fees                                               17                5                               22
   Shareholder service fees - Class A                                20               39                               59
   Other                                                              7                3                               10
                                                               --------         --------         --------         --------
      Total Liabilities                                          32,734           30,384                           63,118
                                                               --------         --------         --------         --------
NET ASSETS:
Capital                                                         132,371          201,948             (197)         334,122
Undistributed  net investment income                                 55              191              197              443
Net unrealized appreciation/depreciation from investments           156              266                               422
Accumulated undistributed net realized gains                                                                             0
   (losses) from investment transactions                        (20,724)         (10,919)                          (31,643)
                                                               --------         --------         --------         --------
      Net Assets                                           $    111,858     $    191,486                          $303,344
                                                               ========         ========         ========         ========
Net Assets
   Class A                                                 $    111,448     $     190,945                         $302,393
   Class G                                                          410              541                               951
                                                               --------         --------         --------         --------
      Total                                                $    111,858     $     191,486                         $303,344
                                                               ========         ========         ========         ========
Outstanding units of beneficial interest (shares)
   Class A                                                       11,964           20,530               20 (a)       32,514
   Class G                                                           44               58                0              102
                                                               --------         --------         --------         --------
      Total                                                      12,008           20,588               20           32,616
                                                               ========         ========         ========         ========
Net asset value
   Redemption price per share - Class A                    $       9.32     $       9.30         $   9.30              930
                                                               ========         ========         ========         ========


   Offering price per share - Class G                              9.34             9.26                             9.34

Maximum sales charge                                               5.75%            5.75%                            5.75%
                                                               ========         ========         ========         ========
Maximum offering price per share (100%/
    (100%-maximum sale charge) of =                                                                                      =
    net asset value adjusted to nearest cent$              $       9.89     $       9.87                         $   9.87
                                                               ========         ========         ========         ========

(a)Adjustment to reflect issuance of additional units of beneficial interest (see notes to Pro Forma Financial Statements).

                             The Victory Portfolios

                     Notes to Pro Forma Financial Statements
                                   (Unaudited)

1.    Organization Prior to Proposed Reorganization

      The Victory Investment Quality Bond Fund and the Victory Intermediate Income Fund are separate investment portfolios offered by The Victory Portfolios.

      The Victory Portfolios are registered as open-end management companies under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Victory Investment Quality Bond Fund and of the Victory Intermediate Income Fund is to provide a high level of income.


2.    Basis of Combination:

      The unaudited Pro Forma combining Statements of Assets and Liabilities, Statements of Operations, and Schedule of Portfolio Investments reflect the accounts of the Victory Intermediate Income Fund and the Victory Investment Quality Bond Fund as if the proposed reorganization occurred as of and for the year ended October 31, 2000. The accompanying statements give effect to the proposed transfer described below and have been derived from the books and records of the Funds utilized in calculating daily net asset value at October 31, 2000.

      The Agreement and Plan of Reorganization and Termination provides that at the time the reorganization becomes effective (the "Effective Time of the Reorganization"), all assets and liabilities will be transferred such that at and after the Effective Time of Reorganization, the assets and liabilities of the Victory Investment Quality Bond Fund will be transferred to the Victory Intermediate Income Fund. For accounting purposes, the historical basis of assets and liabilities of the Victory Intermediate Income Fund will survive this reorganization.

      In exchange for the transfer of assets and liabilities, The Victory Intermediate Income Fund will issue to the Victory Investment Quality Bond Fund full and fractional Class A and Class G shares, and the Victory Investment Quality Bond Fund will make a liquidating distribution of such shares to its shareholders. The number of shares of the Victory Intermediate Income Fund so issued will be equal in value to the full and fractional shares of the Victory Investment Quality Bond Fund that are outstanding immediately prior to the Effective Time of the Reorganization. At and after the Effective Time of the Reorganization, all debts, liabilities and obligations of the Victory Investment Quality Bond Fund will attach to the Victory Intermediate Income Fund and may thereafter be enforced against the Victory Intermediate Income Fund to the same extent as if they had been incurred by it.

      The accompanying pro forma financial statements represent the Victory Intermediate Income Fund, and reflect the combined results of operations of the two Victory Funds. However, should such reorganization be effected, the Statements of Operations of the Victory Intermediate Income Fund will not be restated for pre-combination period results. The Pro Forma combining Statements of Assets and Liabilities, Statements of Operations, and Schedule of Portfolio

                             The Victory Portfolios

                                   (Unaudited)


Investments should be read in conjunction with the historical financial statements of the Funds.

      Expenses:

      Victory Capital Management Inc., a subsidiary of KeyCorp, serves as the investment adviser to The Victory Portfolios. Affiliates of Victory Capital Management Inc. and other financial institutions serve as Shareholder Servicing Agents for The Victory Portfolios. BISYS Fund Services ("BISYS") an indirect, wholly-owned subsidiary of The BISYS Group, Inc. serves as the administrator and distributor for The Victory Portfolios. BISYS Fund Services, Ohio, Inc., who is an affiliate of The BISYS Group, Inc., serves as Mutual Fund Accountant and Transfer Agent.

      The Funds

      The Victory Intermediate Income Fund and the Victory Investment Quality Bond Fund currently issue two classes of shares: Class A shares and Class G shares Each class of Victory shares has substantially identical rights and privileges except with respect to sales charges, fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

      Class A shares are subject to an initial sales charge upon purchase unless the shareholder is subject to an applicable waiver. Class A shares are subject to a shareholder servicing fee, pursuant to a shareholder servicing plan, payable at an annual rate up to 0.25% of average daily net assets. Class G shares are subject to distribution fees, pursuant to a 12b-1 plan, payable at an annual rate of 0.25% of average daily net assets.

      Under the terms of the investment advisory agreement, Victory Capital Management Inc. is entitled to receive fees computed at the annual rate of 0.75% of average net assets of the Victory Intermediate Income Fund and the Victory Investment Quality Bond Fund. For the year ended October 31, 2000, total Victory Capital Management Inc. investment advisory fees incurred by the Fund, and advisory fees waived, were as follows (in thousands):

                                            Total Fees     Waiver

Victory Investment Quality Bond Fund        $   887        $268
Victory Intermediate Income Fund            $1,498         $460

      Under the terms of the administration agreement, BISYS' fees are computed at the annual rate of 0.15% of each Funds' average daily net assets of $300 million and less, 0.12% of each Funds' average daily net assets between $300 million and $600 million and 0.10% of each

                             The Victory Portfolios

                                   (Unaudited)


Funds' average daily net assets greater than $600 million. For the year ended October 31, 2000, BISYS' fees, and amounts waived, were as follows:

                                            Total Fees     Waiver

Victory Investment Quality Bond Fund        $  177         $  -
Victory Intermediate Income Fund            $  300         $  -

The Advisor has contractually agreed to waive its management fee and to reimburse expenses, as allowed by law, so that the net operating expenses of Class G Shares of the Intermediate Income Fund do not exceed 1.90% until at least February 28, 2011. The Advisor intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses of the Class G Shares of the Fund for any period during which this waiver or reimbursement is in effect do not exceed 1.39%. This waiver/reimbursement may be terminated at any time.

Pro Forma Adjustments and Pro Forma Combined Columns

      The pro forma adjustments and pro forma combined columns of the statements of operations reflect the adjustments necessary to show expenses at the contractual rates that would have been in effect if the Victory Investment Quality Bond Fund was included in the Victory Intermediate Income Fund for the year ended October 31, 2000. The investment advisory fees and the 12b-1 and shareholder service fees, as applicable, disclosed in the pro forma combined column are calculated at the rates in effect for the Intermediate Income Fund based upon the combined net assets of the combined Funds. As part of the reorganization, Victory Capital Management Inc. has committed to waive its management fee, or reimburse expenses, as allowed by law, to the extent necessary to maintain expenses of the Victory Intermediate Income Fund so that total expenses for Class G Shares would not exceed specified limits until February 28, 2011. Accordingly, the pro forma adjustments reflect the waiver or reimbursement of these amounts by Victory Capital Management Inc. at levels sufficient to meet these commitments.

      The pro forma combined accumulated undistributed net realized gains (losses) from investment transactions in the accompanying Statements of Assets and Liabilities may include amounts identified as capital loss carryforwards as of October 31, 2000 (the Funds' most recent fiscal year end date prior to the Effective Date of the Reorganization). The Victory Investment Quality Bond Fund had a capital loss carryforward for Federal income tax purposes as of October 31, 2000 of approximately $14,659,000. The Victory Intermediate Income Fund had a capital loss carryforward for Federal income tax purposes as of October 31, 2000 of approximately $10,900,000. The Investment Quality Bond Fund also had additional capital loss carryforwards as the successor of a merger with the Government Bond Fund of approximately $6,019,000.Utilization of these capital loss carryforwards subsequent to the Effective Date of the

                             The Victory Portfolios

                                   (Unaudited)


Reorganization may be limited under the provisions of the Internal Revenue Code.

3.    Portfolio Valuation, Securities Transactions and Related Income:

      Investments in common and preferred stocks, corporate bonds, commercial paper, municipal and foreign government bonds, U.S. Government securities and securities of U.S. Government agencies are valued at their market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded on or the basis of valuation procedures approved by the Board of Trustees. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

      Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date, net of foreign taxes withheld. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

                             The Victory Portfolios

                                   (Unaudited)


4.    Capital Shares:

      The pro forma net asset values per share assume the impact of any required corporate actions relating to shares of The Victory Portfolios that would have occurred at October 31, 2000 in connection with the proposed reorganization of the Victory Intermediate Income Fund and the Victory Investment Quality Bond Fund as described above. The pro forma number of shares outstanding consists of the following:

--------------------------------------------------------------------
                              Shares      Additional    Pro forma
                            Outstanding Shares Issued   Shares at
                            at October      in the     October 31,
                             31, 2000   Reorganization     2000
                               (000)        (000)         (000)
--------------------------------------------------------------------
Victory Intermediate           20,530         11,984       32,514
Income Fund - Class A
--------------------------------------------------------------------
Victory Intermediate               58             44          102
Income Fund - Class G
--------------------------------------------------------------------

                            THE VICTORY PORTFOLIOS
                                    PART C

                              OTHER INFORMATION

ITEM 15.    INDEMNIFICATION.

      The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 61 to the Registrant's Registration Statement on Form N-1A as filed February 23, 2001, accession number 0000922423-01-000239.

ITEM 16.    EXHIBITS.

(1)         Certificate of Trust. (1)

(2)         Bylaws, Amended and Restated as of August 28, 1998. (2)

(3)         Not applicable.

(4) Form of Agreement and Plan of Reorganization and Termination between Registrant, on behalf of the Investment Quality Bond Fund and Intermediate Income Fund.

(5)(a) Delaware Trust Instrument dated December 6, 1995, as amended March 27, 2000.(3)

(5)(b)      Schedule A to Trust Instrument dated December 6, 1995. (4)

(6)(a) Investment Advisory Agreement dated as of March 1, 1997 between Registrant and Key Asset Management Inc. (5)

(6)(b)      Schedule A to Investment Advisory Agreement dated as of March 1,
            1997. (4)

(7)(a) Distribution Agreement dated June 1, 1996 between Registrant and BISYS Fund Services Limited Partnership. (5)

(7)(b)      Schedule I to the Distribution Agreement. (4)

(8)         Not applicable.

(9)(a) Amended and Restated Mutual Fund Custody Agreement dated August 1, 1996 between Registrant and Key Trust of Ohio, Inc., with Attachment B revised as of March 2, 1998. (5)

---------------

(1) Filed as an Exhibit to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A filed electronically on December 28, 1995, accession number 0000950152-95-003085.

(2) Filed as an Exhibit to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A filed electronically on November 19, 1998, accession number 0000922423-98-001323.

(3) Filed as an Exhibit to Post-Effective Amendment No. 60 to Registrant's Registration Statement on Form N-1A filed electronically on June 1, 2000, accession number 0000922423-00-000816.

(4)   To be filed by amendment.

(5) Filed as an Exhibit to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A filed electronically on July 29, 1998, accession number 0000922423-98-000725.

(9)(b)      Schedule A to the Mutual Fund Custody Agreement. (4)

(9)(c) Global Custody Agreement dated October 24, 1999 between The Bank of New York and Key Trust Company of Ohio. (3)

(9)(d) Foreign Custody Manager Agreement dated February 17, 2000 between The Bank of New York and Registrant. (3)

(10)(a)     Amended and Restated Rule 18f-3 Multi-Class Plan, dated as of [ ].
            (4)

(10)(b)     Shareholder Servicing Plan dated June 5, 1995. (5)

(10)(c)     Schedule I to the Shareholder Servicing Plan. (4)

(10)(d)     Form of Shareholder Servicing Agreement. (1)

(10)(e) Distribution and Service Plan dated December 11, 1998 for Class G Shares of Registrant.(6)

(10)(f)     Schedule A to Distribution and Service Plan for Class G Shares. (4)

(11)(a) Opinion and Consent of Kramer Levin Naftalis & Frankel LLP ("Kramer Levin"), on behalf of Intermediate Income Fund. (4)

(11)(b)(1) Opinion of Morris, Nichols, Arsht & Tunnell, Delaware counsel to Registrant, relating to the Intermediate Income Fund. (4)

(12) Tax Opinion of Kramer Levin in connection with the reorganization of Intermediate Income Fund. (4)

(13)        Not applicable.

(14)(a)     Consent of Kramer Levin Naftalis & Frankel LLP.

(14)(b)     Consent of PricewaterhouseCoopers LLP.

(15)        Not applicable.

(16)        Powers of Attorney of Theodore H. Emmerich, Harry Gazelle, Frankie
            D. Hughes, Thomas F. Morrissey, H. Patrick Swygert, Eugene J. McDonald, Donald E. Weston and Leigh A. Wilson. (3)

(17)        Form of Proxy Card.

---------------
(6) Filed as an Exhibit to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A filed electronically on January 26, 1999, accession number 0000922423-99-000059.

Item 17.    UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "Securities Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment to the Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 1st day of June, 2001.

                              THE VICTORY PORTFOLIOS
                              (Registrant)


                              By: /s/ Leigh A. Wilson
                                 ---------------------------------------------
                                    Leigh A. Wilson, President and Trustee


Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to its Registration on Form N-14 has been signed below by the following persons in the capacities indicated on the 1st day of June, 2001.

 /s/ Roger Noall                 Chairman of the     June 1, 2001
------------------------         Board and Trustee
Roger Noall

 /s/ Leign A. Wilson             President and       June 1, 2001
------------------------         Trustee
Leigh A. Wilson

/s/ Joel B. Engle                Treasurer           June 1, 2001
-----------------------
Joel B. Engle

                                 Trustee             June 1, 2001
             *
-----------------------
Theodore H. Emmerich

                                 Trustee             June 1, 2001
             *
-----------------------
Frankie D. Hughes

                                 Trustee             June 1, 2001
             *
-----------------------
Harry Gazelle

                                 Trustee             June 1, 2001
             *
-----------------------
Eugene J. McDonald
                                 Trustee             June 1, 2001
             *
-----------------------
Thomas F. Morrissey

                                 Trustee             June 1, 2001
             *
-----------------------
H. Patrick Swygert

                                 Trustee             June 1, 2001
             *
-----------------------
Frank A. Weil

                                 Trustee             June 1, 2001
             *
-----------------------
Donald E. Weston


*By: /s/ Carl Frischling
     ----------------------------
      Carl Frischling
      Attorney-in-Fact

                            THE VICTORY PORTFOLIOS

                              INDEX TO EXHIBITS

Exhibit Number

EX-99.4 Form of Agreement and Plan of Reorganization and Termination between Registrant, on behalf of the U.S. Government Obligations Fund and Gradison Government Reserves Fund.

EX-99.14(a)      Consent of Kramer Levin Naftalis & Frankel LLP.

EX-99.14(b)      Consent of PricewaterhouseCoopers LLP.

EX-99.17         Form of Proxy Card.